SEMI-ANNUAL REPORT
PERIOD ENDING APRIL 30,2002


P.I.C
PROVIDENT
INVESTMENT
COUNSEL
EST. 1951
                        FAMILY OF GROWTH-ORIENTED
                        MUTUAL FUNDS

                        Balanced Fund
                        Growth Fund
                        Mid Cap Fund
                        Small Company Growth Fund




Growth Stock
Leaders for a Half
Century
www.provnet.com



Contents

                                     2     President's Letter
                                     3     Market in Review
                                     5     Performance Update/ Portfolio Revie
                                    13     Outlook & Strategy

The Fund                            15     Statement of Assets and Liabilities
                                    17     Statement of Operations
                                    19     Statements of Changes in Net Assets
                                    23     Financial Highlights
                                    30     Notes to Financial Statements
The Portfolio
                                    34     Statement of Net Assets
                                    43     Statement of Operations
                                    44     Statements of Changes in Net Assets
                                    46     Selected Ratio Data
                                    47     Notes to Financial Statements

 PRESIDENT'S LETTER

FELLOW
SHAREHOLDERS:

Welcome
We are pleased to express appreciation for your investment in Provident's Mutual Funds. If you are a new investor to the Provident family of funds, we welcome you. For many years, we have managed portfolios for major institutions, public funds, endowments, foundations and individuals. We are delighted to offer our mutual funds to you so that diversification among investment styles can be accomplished.

Comments on the Markets

Since our last report in October 2001, the markets have remained volatile and since March 2002, have given back a big chunk of the amazing fourth quarter 2001 recovery. Based on data points over the period, investors were expecting the markets to bottom and then rebound to a more positive trend. Unpredictable economic conditions, dwindling business activity and overall uncertainty continue to hamper the markets.

Focus on Fundamental Research

Based on many years of investing in growth stocks and my experience with changing market conditions, I truly believe in this environment "hands on" fundamental research is critical. There is no substitute for fundamental research in making an informed investment decision. So, while we all feel like we are on a roller coaster right now, Provident's investment teams remain focused. We view this as a stock picker's environment, which provides an opportunity to continue to build portfolios one company at a time.

Going forward, we expect the financial markets may likely remain volatile. However, we are excited about the long-term prospects for all of our Funds and would like to remind investors to remain patient. As we look to the expected economic rebound, we believe history shows growth stocks can serve investors well. Finally, on behalf of our investment professionals, we appreciate the opportunity to serve you and look forward to communicating with you again.




                                                 Cordially,



                                                 Thomas M. Mitchell
                                                 President, PIC Investment Trust

                                                 April 30, 2002
MARKETS IN REVIEW


U.S. Equity

Unusual Circumstances
Our U.S. economy is on the mend. What we have witnessed has been quite unusual: large and abrupt swings in the stock market, prosperity and peace turning to war and recession, and interest rates at 40-year lows. We have endured some challenging and catastrophic events. The U.S. economy and financial markets were already weakening prior to the September 2001 terrorist attacks. GDP growth slowed, unemployment was escalating, corporate earnings were falling and consumer confidence was weakening. The attacks magnified selling pressure and heightened the uncertainty in the marketplace.

A Welcome Relief

After the 3rd quarter 2001 beating of equities, the October 2001 market rise was a welcome relief. We believe investors began to realize that many growth stocks, and particularly selected technology companies, had been unduly punished. The month of October 2001 ended with across the board advances for most equity asset classes. For the first time in months, growth stocks outpaced value stocks as measured by the Russell 1000 Growth Index up 5.3% compared to the Russell 1000 Value Index down -0.9%.

In November 2001, the strong rally in U.S. equities continued as markets tacked on meaningful gains with growth stocks outpacing value stocks. At year-end 2001, one of the biggest surprises since the events of September 11th had been the resiliency of the U.S. economy and stock market. The fourth quarter of 2001 ended with the S&P 500 Index up 10.7%, the Russell 1000 Growth Index up 15.1% and the Russell 1000 Value Index advancing 7.4%.

Concerns About the Three "Es"
In early 2002, investor concerns about the "3 Es" --Enron, Earnings, and the Economy kept market volatility high. The unfolding Enron scandal will be with us for sometime and undoubtedly there will be wide ranging impacts on accounting and other business practices. Whereas the Enron debacle drove investor psychology in early 2002, concerns since then turned to corporate disclosure and transparency. We believe this will result in better disclosure and communications on the part of America's corporate leaders to their shareholders and employees. The longer-term impact will be that those companies with high-quality revenue and earnings growth, achieved without accounting gimmickry, will be rewarded in the marketplace. We continue to concentrate our research efforts on those companies that we believe will stand up well to accounting scrutiny.

Fear of Fed Policy & Economic Recovery
During the 1st quarter of 2002, investors started to worry, not about a weak economic recovery, which has been the concern and preoccupation for the last 15 months, but of all things, about fears that the Federal Reserve would shortly turn to a restrictive monetary policy. This has manifested itself in the bond market, where the benchmark 10-year Treasury bond has gone from a 5.03% yield to a 5.40% yield during the quarter. When the quarter ended, most stock market averages ended close to where they began the year.

Throughout the 1st quarter 2002, the leadership among small, mid and large-cap equities shifted. Going into March 2002, large-cap growth equities were modestly outpacing both mid and small-cap stocks, as investors sought the perceived safety of large companies. However, in March mid-cap stocks had a strong run, and on a year-to-date basis ended March 31st, had modestly outperformed large-cap equities.

In April 2002, investor fear shifted to concerns about the strength of the economic recovery. During April, returns for virtually all asset categories experienced considerable volatility, reflecting increased apprehension. At month end, with the exception of small cap value stocks, all other asset classes experienced negative returns. The six-month period ended with the Dow Jones Industrial Average up 10.59%, the S&P 500 Index was up 2.3% and the NASDAQ down -0.1%.

U.S. FIXED INCOME
As with all other markets the investment grade fixed income environment over the last six months has provided investors with historically high levels of volatility. In the early stages of this period both relative and absolute values were shaken by the events of September 11th. Later, although markets focused on more traditional economic and fundamental factors, volatility remained at historically high levels.

Aggressive Fed Easing
In the first eight months of 2001, the Federal Reserve pursued an aggressive easing of monetary policy in response to a weaker U.S. economy. The series of easing moves was extended to the end of the year by the need to provide liquidity to stabilize the financial system after September 11th. As the markets recovered from September 11th, rates began to increasingly reflect the changing fortunes of an economic recovery and probable timing of a change to a tighter monetary policy. This was most apparent in March when rates across all maturities increased as growing evidence of a strong recovery was priced in. This was abruptly reversed in April as economic data trended towards weakness.

Over the period, rates longer than six months to maturity ended higher. Intermediate rates increased the most as long rates remain supported by the Treasury's continuing program of reducing its long-term debt and short rates were driven by perceptions of economic health. Until the state of the economic recovery is determined, the shape of the yield curve might undergo short-term changes. We are maintaining the Fund's current term structure. Once we are able to identify a longer-term trend, we will be able to re-structure the fixed-income portion of the Balanced Fund accordingly to benefit from any such changes.

Corporate Sector Volatility
Investing in the corporate sector has changed dramatically in the past few years. What was once a relatively calm environment that, for the most part offered positive carry and excess returns, has become a volatile and often unpredictable investment option. While the reverberations of September 11 were felt the most in specific areas of the corporate sector, such as airlines and travel, other areas were also negatively impacted. In general credit quality came under pressure as corporate profitability sagged. While Enron received the most media attention in 2001 there were fifty-four other credits-with, a total of $140 billion in debt outstanding, who fell from investment grade to high yield or distressed status.

Also adding pressure to corporate valuations was a record level of new issue supply. This was motivated by historically low borrowing costs and also the need of lower rated issuers, no longer able to access the commercial paper markets, issuing term debt to satisfy their funding needs. Through March, new issuance was well above the record levels for the same period last year, but this has slowed slightly recently. In general, the volatility of relative value between the corporate and Treasury sectors remains very high. This is the result of extreme changes in value of a small number of credits rather than a sector wide deterioration. Rating agencies and investors alike have become extremely sensitive to the mere suggestion of any accounting or similar problems and have relentlessly punished any issuer suspected of such deeds.


FUND REVIEW

PROVIDENT INVESTMENT COUNSEL'S
BALANCED FUND


Six Months Ending April 30, 2002

|X| The Fund's performance for the six-month period ended April 30, 2002 was -0.75%1. Given the volatility, we slightly scaled back the equity portion of the Fund from the levels that had been built up earlier in the calendar year, deploying the proceeds into fixed-income instruments rather than cash. We have built a diversified equity component for the Fund. Our strategy in the technology area for the last six months has been to focus on those companies (mostly semiconductor and semiconductor capital equipment holdings) benefiting from a likely inventory-related snapback in 2002, as those were the companies where we expected to see positive EPS revisions.

|X| The fixed-income markets continued to experience unprecedented levels of volatility and remained the dominant characteristic at the end of April. Performance of the fixed-income portion of the Fund made an abrupt, but relieving, reversal from the shock of March 2002's extreme negative performance. The strength of the rally in interest rates along the yield curve provided sufficient price appreciation to offset the continued relative under-performance of the corporate sector.

|X| We believe that as we look out over the remaining calendar year, a modestly bullish asset allocation continues to be warranted. At the end of April 30, 2002, the asset allocation of the Fund was 69% stocks and 31% bonds (including cash and cash equivalents).


Equity Sector Diversification:
(as of April 30, 2002)

          Electronic Technology           24.7%
          Health Technology               19.8%
          Retail Trade                    15.8%
          Finance                         15.4%
          Technology Services             9.2%
          Consumer Services               5.7%
          Producer Manufacturing          3.4%
          Industrial Services             3.0%
          Health Services                 1.7%
          Commercial Services             1.2%

Fixed Income Sector Diversification:
(as of April 30, 2002)

          Corporates                      72.6%
          Agencies                        15.7%
          Treasury                        11.7%


Top 10 Equity Holdings:                              % of Net
(as of April 30, 2002)                                Assets
--------------------------------------------------------------------------------

Texas Instruments, Inc.                                 3.9%

Engaged in the development, manufacturing and sale of a variety of electronic products for industrial and consumer markets.

Intel Corp.                                             3.9%

Designs, develops, manufactures and markets silicon-based semiconductors and related computer components at various levels of integration.

Pfizer, Inc.                                            3.6%

Major producer of pharmaceuticals, hospital products, animal health lines, consumer products and specialty chemicals and minerals.

Taiwan Semiconductor Manufacturing Co. Ltd.             3.4%

The  world's  largest   dedicated   integrated   circuit  foundry,   offering  a
comprehensive set of integrated circuit fabrication processes.

Microsoft Corp.                                         3.0%

Develops and markets systems and applications software for business and home use.

Viacom, Inc.                                            2.7%

Operates businesses in the entertainment industry.

Home Depot, Inc.                                        2.6%

Operates 1,103 retail warehouse stores and 26 expo design center stores, offering a variety of building materials, home improvement supplies and garden products.

Kohl's Corp.                                            2.5%

Operates 354 family-oriented, specialty department stores in 28 states, mainly in the Midwest.

Radian Group, Inc.                                      2.3%

Holding company providing private mortgage insurance and risk management services to U.S. residential mortgage lenders, through its commonwealth mortgage assurance unit.

Freddie Mac                                             2.2%

Purchases mortgages from lenders throughout the United States and pools and packages them into securities that are sold to investors.


(1) Class A shares (at net asset value, assuming the reinvestment of all distributions) Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

 PERFORMANCE UPDATE/PORTFOLIO REVIEW - (Continued)


                                                  Average Annual Total Returns
                                                  Periods Ended April 30, 2002*
                                                  ------------------------------
                                                                     Since
                                    One Year      Five Year        Inception^
                 Balanced Fund A:    (19.35%)       3.45%           6.95%

-----------------------

^Fund A commenced operations on June 11, 1992.
*Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's performance figures include the maximum applicable sales charge.

                          Top 5 Best & Worst Performers
                        Six Months Ending April 30, 2002

                                                    % Contribution
       Investment                                      to Return
       -----------------------------------------------------------------
       Taiwan Semiconductor Mfg. Co. Ltd.              1.06%
       Applied Materials, Inc.                         1.00%
       Lowe's Companies                                0.94%
       Viacom Inc.                                     0.71%
       Radian Group, Inc.                              0.69%
       Microsoft Corp.                                -0.47%
       Elan Corp. PLC                                 -0.54%
       Oracle Corp.                                   -0.55%
       Cisco Systems, Inc.                            -0.57%
       Pfizer, Inc.                                   -0.76%


 PERFORMANCE UPDATE/PORTFOLIO REVIEW - (Continued)

PROVIDENT INVESTMENT COUNSEL'S

GROWTH FUND I

Six Months Ending April 30, 2002

-- The Fund's performance for the six-month period appreciated 2.76%1 versus the Russell 1000 Growth Index down -2.13% and the S&P 500 Index's gain of 2.31%. The strongest performing economic sectors were electronic technology, retail trade, finance and health services. During this period, the stocks contributing the most to performance were a broadly diversified group led by Applied Materials, Taiwan Semiconductor Manufacturing and Viacom. The areas that penalized the Fund's performance were holdings in the health technology and producer manufacturing sectors.

-- While we made a number of bottom-up stock changes during the period, we saw no reason to make meaningful shifts in the Fund's strategic positioning beyond trimming the technology exposure. We intend to continue to maintain the broadly diversified portfolio structure of the last several quarters, relying on our bottom-up stock selection process to drive our eventual sector weightings.


EQUITY SECTOR DIVERSIFICATION:
(as of April 30, 2002)
[GRAPH]

         Electronic Technology          23.5%
         Health Technology              19.2%
         Finance                        14.5%
         Retail Trade                   14.1%
         Technology Services            13.2%
         Consumer Services               5.0%
         Producer Manufacturing          4.3%
         Industrial Services             2.7%
         Health Services                 1.5%
         Commercial Services             1.3%


(1) Class A shares (at net asset value, assuming the reinvestment of all distributions) Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.


Top 10 Equity Holdings:                              % of Net
(as of April 30, 2002)                                Assets
--------------------------------------------------------------------------------

Pfizer, Inc.                                            5.7%
Major producer of pharmaceuticals, hospital products, animal health lines, consumer products and specialty chemicals and minerals.

Intel Corp.                                             5.4%
Designs, develops, manufactures and markets silicon-based semiconductors and related computer components at various levels of integration.

Microsoft Corp.                                         5.2%
Develops and markets systems and applications software for business and home use.

Texas Instruments, Inc.                                 5.0%
Engaged in the development, manufacturing and sale of a variety of electronic products for industrial and consumer markets.

Taiwan Semiconductor Manufacturing Co. Ltd.             4.8%
The  world's  largest   dedicated   integrated   circuit  foundry,   offering  a
comprehensive set of integrated circuit fabrication processes.

Home Depot, Inc.                                        4.0%
Operates 1,103 retail warehouse stores and 26 expo design center stores, offering a variety of building materials, home improvement supplies and garden products.

Viacom, Inc.                                            3.5%
Operates businesses in the entertainment industry.

Radian Group, Inc.                                      3.3%
Holding company providing private mortgage insurance and risk management services to U.S. residential mortgage lenders, through its commonwealth mortgage assurance unit.

Adobe Systems, Inc.                                     3.2%
Provider of graphic design, publishing and imaging software for web and print production.

Kohl's Corp.                                            3.0%
Operates 354 family-oriented, specialty department stores in 28 states, mainly in the Midwest.

 PERFORMANCE UPDATE/PORTFOLIO REVIEW - (Continued)


                                Average Annual Total Returns
                                Periods Ended April 30, 2002^

                                                                  Since
                  One Year                Five Year              Inception^
                 ---------                ---------              -----------
 Growth Fund A:  (28.55%)                 (0.35%)                (0.82%) Growth
 Fund B:         (28.39%)                 n/a                    (17.18%)


^ Fund A commenced operations on February 3, 1997. Fund B commenced operations on March 31, 1999.

* Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Funds' performance figures include the maximum applicable sales charge.

                          Top 5 Best & Worst Performers
                        Six Months Ending April 30, 2002

                                                          % Contribution
           Investment                                        to Return
           --------------------------------------------------------------
           Applied Materials, Inc.                           1.05%
           Taiwan  Semiconductor  Mfg. Co. Ltd.              0.99%
           Viacom Inc.                                       0.73%
           Intel Corp.                                       0.67%
           Radian Group, Inc.                                0.66%
           Microsoft Corp.                                  -0.49%
           Elan Corp. PLC                                   -0.51%
           Oracle Corp.                                     -0.57%
           Siebel Systems, Inc.                             -0.68%
           Pfizer, Inc.                                     -0.72%


 PERFORMANCE UPDATE/PORTFOLIO REVIEW - (Continued)

PROVIDENT INVESTMENT COUNSEL'S

MID CAP FUND

Six Months Ending April 30, 2002

-- While the overall market was quite volatile throughout the six-month period, the Fund posted an absolute gain of 12.68%1. With our focus on quality growth companies, the largest weighted sector, electronic technology, outperformed significantly adding over 200 basis points (bp) of relative performance. Our specific stock selection and significant positions in Novellus Systems, Chartered Semiconductor, Lam Research, Teradyne, KLA-Tencor and Microchip Technology added to performance.

-- In the finance area, we outperformed the Russell Midcap Growth Index with outstanding stock selection. and an overweight position. We were able to add 188bp of relative returns. Significant positions in Americredit, PMI Group, Ambac Financial and USA Education boosted our strong performance. Further, the technology services sector added 166bp of relative performance.

-- Health technology was the worst-performing sector for the Fund. Enzon, Abgenix, Affymetrix, Myriad Genetics, and ICOS were the biggest detractors in this area.

EQUITY SECTOR DIVERSIFICATION:
(as of April 30, 2002)

[GRAPH]

         Electronic Technology          18.1%
         Technology Services            11.9%
         Finance                        10.2%
         Retail Trade                    9.3%
         Health Technology               8.8%
         Health Services                 8.5%
         Industrial Services             7.7%
         Consumer Services               7.2%
         Commercial Services             5.7%
         Consumer Durables               2.9%
         Producer Manufacturing          2.4%
         Distribution Services           1.9%
         Transportation                  1.2%

(1) Class A shares (at net asset value, assuming the reinvestment of all distributions) Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Top 10 Equity Holdings:                              % of Net
(as of April 30, 2002)                                Assets
--------------------------------------------------------------------------------

Dollar Tree Stores, Inc.                                3.6%
Operates discount variety stores, which offer merchandise at the $1.00 price point. The company operates 1,383 stores in both strip centers and malls in 33 states.

Electronic Arts, Inc.                                   2.9%
Leading developer of interactive entertainment software for a variety of hardware platforms, including Nintendo and Sega Entertainment Systems.

PMI Group, Inc. (The)                                   2.7%
Holding company for a few residential mortgage insurance subsidiaries and a title insurance business.

Charted Semiconductor Manufacturing Ltd.                2.5%
Provides   comprehensive   wafer   fabrication   services  and  technologies  to
semiconductor suppliers and manufacturers of electronic systems.

Affiliated Computer Services, Inc.                      2.5%
Provides     information      technology     services     for     time-critical,
transaction-intensive information processing requirements.

Jabil Circuit, Inc.                                     2.4%
Designs and manufactures electronic circuit boards and systems for original equipment manufacturers in the communications, personal computer, peripherals, consumer and automotive markets.

Express Scripts, Inc.                                   2.3%
Provides health care management services designed to contain the cost of prescription drugs and to monitor the cost and quality of pharmacy services provided to participants of health benefit plans.

Bed Bath & Beyond, Inc.                                 2.3%
Operates 316 superstores in 43 states, selling quality domestic merchandise and home furnishings.

Adobe Systems, Inc.                                     2.2%
Provider of graphic design, publishing and imaging software for web and print production.

AmeriCredit Corp.                                       2.1%
Consumer financing company specializing in financing automobile loans and originating and selling home equity loans.

 PERFORMANCE UPDATE/PORTFOLIO REVIEW - (Continued)


                       Average Annual Total Returns Periods
                       Ended April 30, 2002*

                                             Since
                   One Year                 Inception^
     Mid Cap A:     (22.84%)                 14.45%
     Mid Cap B:     (23.20%)                 10.87%


^ Fund A commenced operations on December 31, 1997. Fund B commenced operations on March 31, 1999.

* Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Funds' performance figures include the maximum applicable sales charge.

                          Top 5 Best & Worst Performers
                        Six Months Ending April 30, 2002

                                                          % Contribution
     Investment                                              to Return
     ---------------------------------------------------------------------------
     Dollar Tree Stores, Inc.                                1.51%
     AmeriCredit Corp.                                       1.33%
     Univision Communications, Inc.                          0.97%
     PMI Group, Inc.                                         0.82%
     Express Scripts, Inc.                                   0.78%
     PeopleSoft, Inc.                                       -0.57%
     Affymetrix, Inc.                                       -0.59%
     Abgenix, Inc.                                          -0.60%
     Enzon, Inc.                                            -0.63%
     Check Point Software Technologies Ltd.                 -0.67%


 PERFORMANCE UPDATE/PORTFOLIO REVIEW - (Continued)

PROVIDENT INVESTMENT COUNSEL'S

SMALL COMPANY GROWTH FUND

Six Months Ending April 30, 2002

-- The Fund posted an absolute gain of 5.52%1 for the six-month period ending April 30, 2002. The consumer services sector, our best performing area, added 156 basis points (bp) of relative returns. Emmis Communications, Apollo Group -University of Phoenix Online, Rare Hospitality International, Expedia, Ticketmaster and Entercom Communications were the group's leaders for the period.

-- In the finance area, we outperformed the Russell 2000 Growth Index with outstanding stock selection and an overweight position. Significant positions in Americredit, UCBH Holdings, PMI Group, Investors Financial Services and Scottish Annuity & Life Holdings boosted our performance. The health services sector ended the period with a relative gain of 19bp by owning Accredo Health, Lifepoint Hospitals, Centene Corp, AdvancePCS and Community Health Systems.

-- On the downside for the six-month period, the Fund's technology services laggards were Lawson Software, Serena Software, Legato Systems, Sonicwall, Borland Software, F5 Networks and Overture Services. The health technology sector did not benefit the Fund, with positions in Cell Therapeutics, Myriad Genetics, Enzon, Cubist Pharmaceuticals and Taro Pharmaceuticals hindering performance.

         Electronic Technology          19.5%
         Health Technology              13.5%
         Consumer Services              11.4%
         Finance                        10.3%
         Health Services                8.3%
         Technology Services            7.6%
         Retail Trade                   7.5%
         Commercial Services            4.0%
         Industrial Services            4.0%
         Producer Manufacturing         3.5%
         Consumer Durables              2.4%
         Distribution Services          1.8%
         Consumer Non-Durables          0.9%
         Transportation                 0.7%
         Non-Energy Minerals            0.3%
         Process Industries             0.2%


(1) Class A shares (at net asset value, assuming the reinvestment of all distributions) Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Top 10 Equity Holdings:                              % of Net
(as of April 30, 2002)                                Assets
--------------------------------------------------------------------------------
Accredo Health, Inc.                                    1.8%
Provides specialized pharmacy and related services beneficial to patients with chronic diseases.

99 CENTS Only Stores, Inc.                              1.7%
Operates 104 deep discount stores in Southern California and Nevada offering name-brand merchandise at $.99 cents.

Activision, Inc.                                        1.6%
Holding company for developers, publishers and distributors of interactive entertainment software. Products are used on a variety of game platforms including personal computers and Sony Playstation.

Emmis Communications Corp.                              1.6%
Engaged in radio and television broadcasting and magazine publishing.

Rare Hospitality International, Inc.                    1.6%
Operates/franchises restaurants such as Bugaboo Creek Steak House, Longhorn Steakhouse, and The Capital Grille.

HCC Insurance Holdings, Inc.                            1.5%
Specialty property and casualty insurance provider to commercial customers on a direct and reinsurance basis.

KV Pharmaceutical Co.                                   1.5%
Leading developer of major drug products using its controlled-release drug delivery system.

UCBH Holdings, Inc.                                     1.4%
Holding company for the United Commercial Bank operating in California through 29 offices.

Patterson - UTI Energy Corp.                            1.4%
Provides onshore contract drilling to the oil and gas industry in Texas, New Mexico, Oklahoma, Louisiana and Utah.

O2Micro International Ltd.                              1.3%
Designs, develops and markets high performance integrated circuits for mobile phones, computers and LCD products.

 PERFORMANCE UPDATE/PORTFOLIO REVIEW - (Continued)


                                           Average Annual Total Returns
                                            Periods Ended April 30, 2002*

                                                                     Since
                               One Year    Five Year               Inception^
                               --------    ----------              ----------
Small Company Growth Fund A:   (21.10%)       7.98%                 3.65% Small
Company Growth Fund B:         (21.44%)       n/a                   7.06%


^ Fund A commenced operations on February 3, 1997. Fund B commenced operations on March 31, 1999.

* Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Funds' performance figures include the maximum applicable sales charge.


                          Top 5 Best & Worst Performers
                        Six Months Ending April 30, 2002

                                                                % Contribution
         Investment                                               to Return
         -----------------------------------------------------------------------
         Accredo Health, Inc.                                      0.84%
         AmeriCredit Corp.                                         0.84%
         Emmis Communications Corp.                                0.83%
         Apollo  Group -  University  of Phoenix Online            0.59%
         Rare Hospitality International, Inc.                      0.51%
         Enzon, Inc.                                              -0.49%
         Myriad Genetics, Inc.                                    -0.53%
         Lawson Software, Inc.                                    -0.54%
         Cell Therapeutics, Inc.                                  -0.54%
         AirGate PCS, Inc.                                        -0.78%


OUTLOOK & STRATEGY

U.S. EQUITY

A REVERSION TO THE MEAN

Through the first four months of the year 2002, U.S. equity investors have seen a continuation of the difficult market environments recently experienced in 2000 and 2001. As in both these prior years, value stocks greatly outperformed growth stocks. While value investing and growth investing tend to move in and out of favor over time, the current disparity between value and growth is quite large.

[GRAPH]

GROWTH VS. VALUE: HIGH HISTORIC DISPARITY

The chart above demonstrates the magnitude of divergence between growth stocks (based on the Russell 1000 Growth Index) and value stocks (based on the Russell 1000 Value Index) over the most recent bear market. It also depicts the enormous challenge growth investors have faced. Although growth investing has been out of favor, we remain confident that maintaining an allocation to growth stocks is prudent. It is a particularly compelling argument given the degree of underperformance recently by growth stocks. Over the long term neither growth nor value stocks dominate the U.S. equity markets. Both investment styles tend to exhibit alternating periods of outperformance, which validate the cyclical nature of equity styles.

We believe the reason growth stocks have been under pressure for the past two years can be attributed to several factors. However, we feel that the "chicken-egg" combination of dramatic reductions in corporate spending and tremendous decreases in corporate profits have been the major forces depressing growth equity prices. It's hard to determine which came first, but the repercussions for growth investors have been real and painful.

We feel that the key driver of a "growth resurgence" will be the reverse of this scenario. Increased earnings will lead to healthier bottom lines and subsequently to increased capital expenditures. Regardless of the timing of a recovery in corporate profits, we continue to rely upon our strong fundamental research team to generate new ideas in our Funds. We believe that our bottom-up approach to investing enables us to seek out the best opportunities for our shareholders.


OUTLOOK & STRATEGY - (Continued)

A Disciplined Investment Approach

At the end of April, valuations remained above historical averages but are obviously more attractive given the recent sell off during the month. To us, the key issue that is still in question is the future level of end demand. Much of the recent improvement in the 1st quarter economic data was the result of inventory rebuilding. However, we must eventually see improved levels of final demand in the form of capital spending. We sense that confirmation of better end demand will come in "fits and starts" with no clear trend being established until the second half of the year. Until that time, our investment strategy is a conservative one. We are concentrating on each of the companies' growth opportunities assuming overall economic conditions remain as they are today. In this way, we believe we will truncate the valuation risk of purchasing or continuing to hold onto companies whose future earnings growth rates are absolutely dependent on a robust recovery.

Our Investment Focus

Our current investment focus is on the health services, retail and consumer companies benefiting from unit growth, pricing power, and positive demographic trends. As we gain confirmation of a stronger recovery in profits and capital spending in the second half of 2002, we will likely reduce positions in selected health services companies and re-invest in commercial services and technology companies which we believe will benefit from a stronger corporate spending trend. We have minimized exposure in the telecommunications and equipment areas, biotechnology companies that have yet to reach Phase III trials, and companies with poor free cash flow or a high dependence on Wall Street financing.

Adherence to Our Investment Style

Our investment teams continue to maintain our style of searching out for those leading high quality companies with above average earnings growth rates. During this period of uncertainty, we are committed to diligently adhering to our time-honored philosophy of building portfolios for the express purpose of increasing wealth for our shareholders. We are entering a period that we feel will prove more rewarding for growth-oriented companies and yield positive results for the Funds.

U.S. FIXED INCOME

Patience & Consistent Investment Process

The past six months were unusually challenging in the investment grade fixed income markets; there is no reason to believe that this will change. Volatility in both absolute and relative interest rates combined with continuing severe reactions to credit related events is likely to continue going forward. While volatility does provide opportunities to add value on a relative value basis, in this environment it requires patience and a consistent investment process. Until the strength and stamina of any economic recovery can be determined, it is likely that the Federal Reserve will keep monetary policy on hold. Under these circumstances short rates could remain quite volatile as markets try to stay one step ahead of any changes by the Fed.

In the absence of any increase in inflationary pressures long rates should remain relatively stable. Thus, it is likely that the yield curve will not undergo any major changes in shape and there will be little reason to alter the term structure of the fixed-income portion of the Balanced Fund. There is little reason to hope that conditions in the corporate sector will change any time in the near future. Given current investor sentiment, it is reasonable to expect that the corporate sector will continue to provide a volatile investment alternative. There is little doubt that rating agencies will punish any issuer with any evidence of balance sheet or other accounting misrepresentations. While conditions in the macro-corporate sector will improve as the economy recovers there are sure to be continued instances of severe re-pricings of specific credits.


                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2002(Unaudited)

                                                         Balanced          Growth           Mid Cap       Small Company
                                                          Fund A           Fund A           Fund A        Growth Fund A
ASSETS
Investment in Portfolio, at cost                        $ 12,722,999        $ 403,445     $ 28,185,474      $ 39,731,724
                                                      ===============  ===============   ==============   ===============

Investment in Portfolio, at value                       $ 13,038,674        $ 407,240     $ 32,803,359      $ 43,266,096
Receivables:
    Investment in Portfolio sold                                   -                -           79,884                 -
    Fund shares sold                                               -            7,926           21,121                 -
    From Provident Investment Counsel, Inc. (Note 3)           9,206            8,758            6,971             8,185
Prepaid expenses                                               3,955            4,233            8,227             3,971
                                                      ---------------  ---------------   --------------   ---------------
    Total assets                                          13,051,835          428,157       32,919,562        43,278,252
                                                      ---------------  ---------------   --------------   ---------------

LIABILITIES
Payables:
   Investments in Portfolio purchased                              -            7,926           21,121                 -
   Fund shares redeemed                                            -                -           79,884                 -
Distribution fees (Note 4)                                    19,263              491           41,620            48,111
Shareholder servicing fees (Note 4)                            3,747               85            6,625            11,328
Deferred trustees' compensation (Note 3)                      18,899           13,595           12,115            23,566
Accrued expenses                                              20,730           18,144           22,238            30,291
                                                      ---------------  ---------------   --------------   ---------------
Total liabilities                                             62,639           40,241          183,603           113,296
                                                      ---------------  ---------------   --------------   ---------------

NET ASSETS
Applicable to shares of beneficial interest outstanding $ 12,989,196        $ 387,916     $ 32,735,959      $ 43,164,956
                                                      ===============  ===============   ==============   ===============

Shares of beneficial interest outstanding                  1,338,918           47,425        2,377,575         3,371,241
                                                      ---------------  ---------------   --------------   ---------------

Net asset value per share                                     $ 9.70           $ 8.18          $ 13.77           $ 12.80
                                                      ===============  ===============   ==============   ===============

Maximum offering price per share
(Net asset value divided by 94.25%)                          $ 10.29           $ 8.68          $ 14.61           $ 13.59
                                                      ===============  ===============   ==============   ===============

COMPONENTS OF NET ASSETS
Paid-in capital                                         $ 19,472,800        $ 948,863     $ 37,306,763      $ 55,670,347
Accumulated net investment income (loss)                       9,130          (13,305)        (208,139)         (293,342)
Accumulated net realized loss on investments              (6,808,409)        (551,437)      (8,980,550)      (15,746,421)
Net unrealized appreciation on investments                   315,675            3,795        4,617,885         3,534,372
                                                      ---------------  ---------------   --------------   ---------------
Net assets                                              $ 12,989,196        $ 387,916     $ 32,735,959      $ 43,164,956
                                                      ===============  ===============   ==============   ===============


See accompanying Notes to Financial Statements.



                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2002 (unaudited) - (Continued)

                                                             Growth               Mid Cap           Small Company
                                                             Fund B               Fund B            Growth Fund B
ASSETS
Investment in Portfolio, at cost                                $ 878,136          $ 4,723,172          $ 1,034,735
                                                        ==================   ==================   ==================

Investment in Portfolio, at value                               $ 887,076          $ 5,548,756          $ 1,130,411
Receivables:
    Investment in Portfolio sold                                    8,264               11,552                    -
    From Provident Investment Counsel, Inc. (Note 3)                9,137                5,936                6,718
Prepaid expenses                                                    4,804                5,862                5,251
                                                        ------------------   ------------------   ------------------
    Total assets                                                  909,281            5,572,106            1,142,380
                                                        ------------------   ------------------   ------------------

LIABILITIES
Payables:
   Fund shares redeemed                                             8,263               11,553                    -
Distribution fees (Note 4)                                          1,165                7,206                1,430
Shareholder servicing fees (Note 4)                                 1,648               29,397                5,680
Deferred trustees' compensation (Note 3)                            7,594                7,594                7,597
Accrued expenses                                                   30,717               41,243               31,264
                                                        ------------------   ------------------   ------------------
Total liabilities                                                  49,387               96,993               45,971
                                                        ------------------   ------------------   ------------------

NET ASSETS
Applicable to shares of beneficial interest outstanding         $ 859,894          $ 5,475,113          $ 1,096,409
                                                        ==================   ==================   ==================

Shares of beneficial interest outstanding                          85,357              314,824               90,653
                                                        ------------------   ------------------   ------------------

Net asset value and offering price per share*                     $ 10.07              $ 17.39              $ 12.09
                                                        ==================   ==================   ==================

COMPONENTS OF NET ASSETS
Paid-in capital                                               $ 1,709,711          $ 7,775,725          $ 1,860,701
Accumulated net investment loss                                   (13,275)             (65,165)             (17,129)
Accumulated net realized loss on investments                     (845,482)          (3,061,031)            (842,839)
Net unrealized appreciation on investments                          8,940              825,584               95,676
                                                        ------------------   ------------------   ------------------
Net assets                                                      $ 859,894          $ 5,475,113          $ 1,096,409
                                                        ==================   ==================   ==================


* Redemption price per share is equal to Net Asset Value less any applicable sales charge.

See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

STATEMENTS OF IOPERATION For the SixMonths Ended April 30, 2002 (Unaudited)



                                                          Balanced          Growth           Mid Cap       Small Company
                                                           Fund A           Fund A           Fund A        Growth Fund A
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Net investment income (loss) allocated from Portfolio
      Dividends (Net of foreign taxes of $0, $0, $65         $ 20,710            $ 947         $ 12,684         $ 27,086
          and $0, respectively)
      Interest                                                176,886              146           14,048           18,612
      Income from securities loaned - net                           -               63            6,010            8,349
      Expenses                                                (64,602)          (2,306)        (145,068)        (218,645)
                                                       ---------------  ---------------   --------------   --------------
Net investment income (loss) from Portfolio                   132,994           (1,150)        (112,326)        (164,598)
                                                       ---------------  ---------------   --------------   --------------

Fund Expenses
      Administration fees (Note 3)                             23,543            7,886           39,622           51,102
      Distribution fees (Note 4)                               20,130              558           40,228           54,578
      Shareholder servicing fees (Note 4)                      12,078              268           19,310           32,747
      Transfer agent fees                                       9,734            9,942           14,270           15,041
      Professional and miscellaneous fees                       3,808            4,643            4,893            5,417
      Registration expense                                      8,431            7,906            7,370           10,163
      Reports to shareholders                                   4,959            2,293           10,449            8,323
      Custody and accounting services fees                        596            2,976            2,976            2,977
      Legal fees                                                1,488              199            1,045            2,000
      Organization costs                                            -                -            1,091                -
      Trustee fees                                              2,480            3,166            3,166            3,166
      Miscellaneous                                               806              839            1,434            2,056
                                                       ---------------  ---------------   --------------   --------------
         Total expenses                                        88,053           40,676          145,854          187,570
         Less:  fees waived and
         expenses absorbed (Note 3)                           (67,923)         (39,894)         (67,006)         (89,327)
                                                       ---------------  ---------------   --------------   --------------
         Net expenses                                          20,130              782           78,848           98,243
                                                       ---------------  ---------------   --------------   --------------
           Net investment income (loss)                       112,864           (1,932)        (191,174)        (262,841)
                                                       ---------------  ---------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM PORTFOLIO

Net realized loss on investments                             (907,951)         (34,493)      (1,494,519)      (2,375,036)
Net unrealized appreciation on investments                    942,825           54,017        5,315,943        4,720,773
                                                       ---------------  ---------------   --------------   --------------
      Net realized and unrealized gain on investments          34,874           19,524        3,821,424        2,345,737
                                                       ---------------  ---------------   --------------   --------------

          Net increase in net assets
          resulting from operations                         $ 147,738         $ 17,592      $ 3,630,250      $ 2,082,896
                                                       ===============  ===============   ==============   ==============

See accompanying Notes to Financial Statements.
                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUND

STATEMENT  OF  OPERATIONS  For Six Months  Ended  April 30, 2002  (Unaudited)  -
(Continued)

                                                                 Growth              Mid Cap          Small Company
                                                                 Fund B              Fund B           Growth Fund B
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Net investment loss allocated from Portfolio
       Dividends (Net of foreign taxes of $0, $13 and             $ 1,920              $ 2,376               $ 714
           $0 respectively)
       Interest                                                       286                2,650                 492
       Income from securities loaned - net                            129                1,111                 220
       Expenses                                                    (4,763)             (26,927)             (5,759)
                                                              ------------   ------------------  ------------------
Net investment loss from Portfolio                                 (2,428)             (20,790)             (4,333)
                                                              ------------   ------------------  ------------------

Fund Expenses
       Administration fees (Note 3)                                 8,367               13,360               8,561
       Distribution fees (Note 4)                                   3,478               22,205               4,208
       Shareholder servicing fees (Note 4)                          1,160                7,402               1,403
       Transfer agent fees                                          9,443               10,971               9,498
       Audit fees                                                   4,126                4,425               4,196
       Registration expense                                         7,689                7,372               8,403
       Reports to shareholders                                      1,221                1,885               1,426
       Custody and accounting services fees                         2,975                2,975               2,976
       Legal fees                                                      98                  305                 123
       Trustee fees                                                 3,166                3,166               3,166
       Miscellaneous                                                  730                1,260               1,246
                                                              ------------   ------------------  ------------------
          Total expenses                                           42,453               75,326              45,206
          Less:  fees waived and expenses absorbed (Note 3)       (37,353)             (38,614)            (37,911)
                                                              ------------   ------------------  ------------------
          Net expenses                                              5,100               36,712               7,295
                                                              ------------   ------------------  ------------------
            Net investment loss                                    (7,528)             (57,502)            (11,628)
                                                              ------------   ------------------  ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM PORTFOLIO
Net realized loss on investments                                  (94,327)            (279,090)            (59,715)
Net unrealized appreciation on investments                        116,638            1,027,105             121,646
                                                              ------------   ------------------  ------------------
       Net realized and unrealized gain on investments             22,311              748,015              61,931
                                                              ------------   ------------------  ------------------

           Net increase in net assets
           resulting from operations                             $ 14,783            $ 690,513            $ 50,303
                                                              ============   ==================  ==================

See accompanying Notes to Financial Statements.
                   PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                      Balanced                              Growth
                                                       Fund A                               Fund A
                                         -----------------------------------  ------------------------------------
                                         Six Months Ended     Year Ended      Six Months Ended      Year Ended
                                         April 30, 2002+   October 31, 2001    April 30, 2002+    October 31, 2001
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)                   $ 112,864          $ 489,517            $ (1,932)        $ (16,880)
Net realized loss on investments                (907,951)        (5,887,695)            (34,493)         (516,944)
Net unrealized appreciation (depreciation)
     on investments                              942,825         (4,444,085)             54,017        (1,168,621)
                                         ----------------  -----------------  ------------------  ----------------
     Net increase (decrease) in net assets
resulting from operations                        147,738         (9,842,263)             17,592        (1,702,445)
                                         ----------------  -----------------  ------------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                      (131,926)          (417,629)                  -                 -
From net realized gain                                 -         (3,275,152)                  -        (1,008,497)
                                         ----------------  -----------------  ------------------  ----------------
Total distributions to shareholders             (131,926)        (3,692,781)                  -        (1,008,497)
                                         ----------------  -----------------  ------------------  ----------------

BENEFICIAL INTEREST SHARE TRANSACTIONS
Proceeds from shares sold                        666,260          3,140,381               7,023           386,015
Proceeds from reinvestment of distributions      127,184          3,522,088                   -           969,664
Cost of shares redeemed                       (6,690,411)       (11,304,439)            (83,848)       (5,871,944)
                                         ----------------  -----------------  ------------------  ----------------
Net decrease in net assets
resulting from share transactions             (5,896,967)        (4,641,970)            (76,825)       (4,516,265)
                                         ----------------  -----------------  ------------------  ----------------

     Total decrease in net assets             (5,881,155)       (18,177,014)            (59,233)       (7,227,207)

NET ASSETS
Beginning of period                           18,870,351         37,047,365             447,149         7,674,356
                                         ----------------  -----------------  ------------------  ----------------
End of period                               $ 12,989,196       $ 18,870,351           $ 387,916         $ 447,149
                                         ================  =================  ==================  ================

Accumulated net investment income (loss)         $ 9,130           $ 28,192           $ (13,305)        $ (11,373)
                                         ================  =================  ==================  ================

CHANGE IN SHARES

Shares sold                                       65,595            265,127                 786            27,095
Shares issued on reinvestment of distributions    12,520            257,247                   -            62,762
Shares redeemed                                 (655,947)          (940,761)             (9,507)         (447,006)
                                         ----------------  -----------------  ------------------  ----------------
Net decrease                                    (577,832)          (418,387)             (8,721)         (357,149)
                                         ================  =================  ==================  ================

+ Unaudited.


See accompanying Notes to Financial Statements.
                   PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS


STATEMENTS IF CHANGES IN NET ASSETS - (Continued)
                                                           Mid Cap                            Small Company
                                                            Fund A                            Growth Fund A
                                              -----------------------------------   -----------------------------------
                                              Six Months Ended     Year Ended       Six Months Ended     Year Ended
                                              April 30, 2002+   October 31, 2001    April 30, 2002+    October 31, 2001
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss                                 $ (191,174)       $ (240,462)         $ (262,841)       $ (494,845)
Net realized loss on investments                    (1,494,519)       (7,430,837)         (2,375,036)      (11,747,614)
Net unrealized appreciation (depreciation)
     on investments                                  5,315,943        (7,956,189)          4,720,773       (11,202,477)
                                              ----------------- -----------------   -----------------  ----------------
     Net increase (decrease) in net assets
resulting from operations                            3,630,250       (15,627,488)          2,082,896       (23,444,936)
                                              ----------------- -----------------   -----------------  ----------------
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain                                       -        (7,997,730)                  -                 -
                                              ----------------- -----------------   -----------------  ----------------
BENEFICIAL INTEREST SHARE TRANSACTIONS
Proceeds from shares sold                           15,279,212        22,308,411          52,036,778        20,255,752
Proceeds from reinvestment of distributions                  -         5,262,844                   -                 -
Cost of shares redeemed                            (16,170,338)       (9,966,408)        (50,604,615)      (16,701,678)
                                              ----------------- -----------------   -----------------  ----------------
Net increase (decrease) in net assets
resulting from share transactions                     (891,126)       17,604,847           1,432,163         3,554,074
                                              ----------------- -----------------   -----------------  ----------------

     Total increase (decrease) in net assets         2,739,124        (6,020,371)          3,515,059       (19,890,862)

NET ASSETS
Beginning of period                                 29,996,835        36,017,206          39,649,897        59,540,759
                                              ----------------- -----------------   -----------------  ----------------
End of period                                     $ 32,735,959      $ 29,996,835        $ 43,164,956      $ 39,649,897
                                              ================= =================   =================  ================

Accumulated net investment loss                     $ (208,139)        $ (16,965)         $ (293,342)        $ (30,501)
                                              ================= =================   =================  ================

CHANGE IN SHARES

Shares sold                                          1,105,107         1,539,573           3,930,453         1,382,777
Shares issued on reinvestment of distributions               -           250,135                   -                 -
Shares redeemed                                     (1,182,090)         (542,057)         (3,828,534)       (1,185,709)
                                              ----------------- -----------------   -----------------  ----------------
Net increase (decrease)                                (76,983)        1,247,651             101,919           197,068
                                              ================= =================   =================  ================


+ Unaudited.


See accompanying Notes to Financial Statements.


                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS - (Continued)

                                                               Growth                              Mid Cap
                                                               Fund B                               Fund B
                                                 ------------------------------------ -----------------------------------
                                                 Six Months Ended      Year Ended     Six Months Ended     Year Ended
                                                 April 30, 2002+    October 31, 2001  April 30, 2002+   October 31, 2001
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss                                      $ (7,528)         $ (20,350)        $ (57,502)       $ (132,054)
Net realized loss on investments                          (94,327)          (676,706)         (279,090)       (2,767,464)
Net unrealized appreciation (depreciation) on investments 116,638           (285,853)        1,027,105        (1,887,059)
                                                 -----------------  ----------------- ----------------- -----------------
     Net increase (decrease) in net assets
resulting from operations                                  14,783           (982,909)          690,513        (4,786,577)
                                                 -----------------  ----------------- ----------------- -----------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain                                          -                  -                 -          (387,593)
                                                 -----------------  ----------------- ----------------- -----------------

BENEFICIAL INTEREST SHARE TRANSACTIONS
Proceeds from shares sold                                 123,388            353,666           175,291         2,640,823
Proceeds from reinvestment of distributions                     -                  -                 -            11,235
Cost of shares redeemed                                  (102,547)          (358,864)       (1,029,894)       (1,224,168)
                                                 -----------------  ----------------- ----------------- -----------------

Net increase (decrease) in net assets resulting
     from share transaction                                20,841             (5,198)         (854,603)        1,427,890
                                                 -----------------  ----------------- ----------------- -----------------

     Total increase (decrease) in net assets               35,624           (988,107)         (164,090)       (3,746,280)

NET ASSETS
Beginning of period                                       824,270          1,812,377         5,639,203         9,385,483
                                                 -----------------  ----------------- ----------------- -----------------
End of period                                           $ 859,894          $ 824,270       $ 5,475,113       $ 5,639,203
                                                 =================  ================= ================= =================

Accumulated net investment loss                         $ (13,275)          $ (5,747)        $ (65,165)         $ (7,663)
                                                 =================  ================= ================= =================

CHANGE IN SHARES

Shares sold                                                11,366             24,487             9,369           113,923
Shares issued on reinvestment of distributions                  -                  -                 -               416
Shares redeemed                                            (9,697)           (31,841)          (59,113)          (58,326)
                                                 -----------------  ----------------- ----------------- -----------------
Net increase (decrease)                                     1,669             (7,354)          (49,744)           56,013
                                                 =================  ================= ================= =================

+ Unaudited.


See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS - (Continued)
                                                              Small Company
                                                              Growth Fund B
---------------------------------------------------------------------------------------
                                                   Six Months Ended      Year Ended
                                                   April 30, 2002+    October 31, 2001
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss                                       $ (11,628)         $ (23,794)
Net realized loss on investments                            (59,715)          (325,330)
Net unrealized appreciation (depreciation) on investments   121,646           (279,101)
                                                          -----------        -----------
     Net increase (decrease) in net assets
resulting from operations                                    50,303           (628,225)
                                                          -----------        -----------
BENEFICIAL INTEREST SHARE TRANSACTIONS
Proceeds from shares sold                                   145,145            434,626
Cost of shares redeemed                                    (111,980)          (370,364)
                                                          -----------        -----------
Net increase in net assets resulting from share transactions 33,165             64,262
                                                          -----------        -----------
     Total increase (decrease) in net assets                 83,468           (563,963)

NET ASSETS
Beginning of period                                       1,012,941          1,576,904
                                                          -----------        -----------
End of period                                           $ 1,096,409        $ 1,012,941
                                                          ===========        ============
Accumulated net investment loss                           $ (17,129)          $ (5,501)
                                                          ===========        ============
CHANGE IN SHARES
Shares sold                                                  11,260             29,283
Shares redeemed                                              (8,827)           (25,602)
                                                          -----------        -----------
Net increase                                                  2,433              3,681
                                                          ===========        ============

+ Unaudited.

See accompanying Notes to Financial Statements.


                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS - (Continued)


                                                                       Balanced Fund A
                                     ------------------------------------------------------------------------------------

                                     Six Months
                                       Ended                       Year ended October 31,
                                                      -------------------------------------------------------------------
                                     April 30, 2002+      2001          2000         1999        1998         1997
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $9.84           $15.87        $18.65       $16.95      $15.51       $13.91
                                     ---------------  -------------- -----------  ----------- ------------ ------------
Income from investment operations:
     Net investment income                0.07            0.24          0.30         0.22        0.16         0.16
     Net realized and unrealized gain
           (loss) on investments         (0.13)          (4.57)         1.85         2.88        2.44         2.64
                                     ---------------  -------------- -----------  ----------- ------------ ------------
Total from investment operations         (0.06)          (4.33)         2.15         3.10        2.60         2.80
                                     ---------------  -------------- -----------  ----------- ------------ ------------

Less distributions:
     From net investment income          (0.08)          (0.20)        (0.34)       (0.22)      (0.15)       (0.16)
     From net realized gain                -             (1.50)        (4.59)       (1.18)      (1.01)       (1.04)
                                     ---------------  -------------- -----------  ----------- ------------ ------------
Total distributions                      (0.08)          (1.70)        (4.93)       (1.40)      (1.16)       (1.20)
                                     ---------------  -------------- -----------  ----------- ------------ ------------
Net asset value, end of period           $9.70            $9.84        $15.87       $18.65      $16.95       $15.51
                                     ===============  ============== ===========  =========== ============ ============

Total return                            (0.75%)^        (30.18%)       12.06%       19.20%      17.85%       21.76%

Ratios/supplemental data:
     Net assets, end of period (millions)$13.0            $18.9        $37.0        $32.3        $42.0        $35.3

Ratios to average net assets:#++
     Expenses                            1.05%+           1.05%        1.05%        1.05%        1.05%        1.05%
     Net investment income               1.40%+           1.98%        1.51%        1.21%        0.97%        1.10%



   + Unaudited.
   + Annualized.
   ^ Not annualized.
   # Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
   ++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 1.49%, 0.97%, 0.88%, 1.03%, 0.54% and 0.74%, respectively.


See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS


FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

                                                                        Growth Fund A
                                     -------------------------------------------------------------------------------------
                                                                                                           February 3, 1997*
                                     Six Months Ended                Year ended October 31,                   through
                                                      -----------------------------------------------------
                                     April 30, 2002+      2001         2000         1999        1998       October 31, 1997
 -------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period    $7.96           $18.57       $17.92       $13.67      $11.44          $10.00
                                     ---------------  ------------- -----------  ----------- ------------  ---------------

 Income from investment operations:
      Net investment loss                (0.08)          (0.65)       (0.18)       (0.12)      (0.07)          (0.03)
      Net realized and unrealized gain
            (loss) on investments         0.30           (7.51)        2.20         4.37        2.30            1.47
                                     ---------------  ------------- -----------  ----------- ------------  ---------------
 Total from investment operations         0.22           (8.16)        2.02         4.25        2.23            1.44
                                     ---------------  ------------- -----------  ----------- ------------  ---------------

 Less distributions:
      From net realized gain               --            (2.45)       (1.37)         --          --              --
                                     ---------------  ------------- -----------  ----------- ------------  ---------------
 Net asset value, end of period          $8.18           $7.96        $18.57       $17.92      $13.67          $11.44
                                     ===============  ============= ===========  =========== ============  ===============

 Total return                            2.76%^         (50.35%)      11.15%       31.09%      19.49%         14.40%^

 Ratios/supplemental data:
      Net assets, end of period (millions)$0.4            $0.4         $7.7         $6.8        $3.7            $2.2

 Ratios to average net assets:#++
      Expenses                           1.35%+          1.35%        1.35%        1.35%        1.35%          1.35%+
      Net investment loss               (0.86%)+        (0.76%)      (0.89%)      (0.85%)      (0.68%)        (0.62%)+



    + Unaudited.
    * Commencement of operations.
    + Annualized.
    ^ Not annualized.
    # Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
    ++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 17.98%, 3.03%, 1.11%, 1.27%, 2.73% and
      8.67%, respectively.

 See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period


                                                                   Mid Cap Fund A
                                   -------------------------------------------------------------------------------
                                                                                                 December 31, 1997*
                                   Six Months Ended           Year ended October 31,                 through
                                                    --------------------------------------------
                                   April 30, 2002+       2001          2000           1999       October 31, 1998
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $12.22           $29.84        $15.87         $10.53           $10.00
                                   ---------------  --------------- ------------  -------------- -----------------

Income from investment operations:
     Net investment loss               (0.08)           (0.09)        (0.22)         (0.11)           (0.03)
     Net realized and unrealized gain
           (loss) on investments        1.63           (10.82)         15.13          5.45             0.56
                                   ---------------  --------------- ------------  -------------- -----------------
Total from investment operations        1.55           (10.91)         14.91          5.34             0.53
                                   ---------------  --------------- ------------  -------------- -----------------

Less distributions:
     From net realized gain              --             (6.71)        (0.94)           --               --
                                   ---------------  --------------- ------------  -------------- -----------------
Net asset value, end of period         $13.77           $12.22        $29.84         $15.87           $10.53
                                   ===============  =============== ============  ============== =================

Total return                          12.68%^          (45.99%)       97.09%         50.71%           5.30%^

Ratios/supplemental data:
     Net assets, end of period (million$32.7            $30.0          $36.0          $11.9            $5.7

Ratios to average net assets:#++
     Expenses                          1.39%+           1.39%          1.39%          1.39%           1.04%+
     Net investment loss              (1.19%)+         (1.02%)        (1.03%)        (1.03%)         (0.43%)+



   + Unaudited
   * Commencement of operations.
   + Annualized.
   ^ Not annualized
   # Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
   ++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.63%, 0.78%, 0.80%, 2.60% and 4.11%, respectively.

See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

                                                                  Small Company Growth Fund A
                                   ----------------------------------------------------------------------------------------
                                                                                                            February 3, 1997*
                                   Six Months Ended                 Year ended October 31,                     through
                                                    --------------------------------------------------------
                                   April 30, 2002+      2001          2000          1999         1998       October 31, 1997
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $12.13          $19.38        $13.55        $8.50        $10.42          $10.00
                                   ---------------  -------------- ------------  ----------- -------------- ---------------

Income from investment operations:
     Net investment income (loss)      (0.08)          (0.15)           0.10++     (0.30)       (0.12)          (0.03)
     Net realized and unrealized gain
           (loss) on investments        0.75           (7.10)         5.73          5.35        (1.80)           0.45
                                   ---------------  -------------- ------------  ----------- -------------- ---------------
Total from investment operations        0.67           (7.25)         5.83          5.05        (1.92)           0.42
                                   ---------------  -------------- ------------  ----------- -------------- ---------------
Net asset value, end of period         $12.80          $12.13        $19.38        $13.55        $8.50          $10.42
                                   ===============  ============== ============  =========== ============== ===============

Total return                           5.52%^         (37.41%)       43.03%        59.41%      (18.43%)         4.20%^

Ratios/supplemental data:
     Net assets, end of period (million$43.2            $39.6         $59.5         $0.9         $2.7            $3.1

Ratios to average net assets:#++
     Expenses                          1.45%+           1.45%         1.45%        1.55%         1.55%          1.55%+
     Net investment loss              (1.20%)+         (0.97%)       (0.93%)      (1.35%)       (1.23%)        (1.14%)+


   + Unaudited
   * Commencement of operations.
   + Annualized.
   ^ Not annualized
   # Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
   ++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.44%, 0.36%, 0.43%, 5.85%, 2.78% and
     10.01%, respectively.
  ++ Per share numbers have been calculated using the average shares method.


    See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS


FINANCIAL HIGHLIGHTS For share outstanding throughout each period

                                                                          Growth Fund B
                                               ---------------------------------------------------------------------
                                                                                                   March 31, 1999 *
                                               Six Months Ended       Year Ended October 31,           through
                                                                  --------------------------------
                                               April 30, 2002+         2001             2000       October 31, 1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $9.85             $19.91           $18.05           $17.65
                                               -----------------  ---------------- --------------- -----------------

Income from investment operations:
        Net investment loss                         (0.09)            (0.25)           (0.29)           (0.07)
        Net realized and unrealized gain
             (loss) on investments                   0.31             (9.81)            2.15             0.47
                                               -----------------  ---------------- --------------- -----------------
Total from investment operations                     0.22             (10.06)           1.86             0.40
                                               -----------------  ---------------- --------------- -----------------
Net asset value, end of period                      $10.07             $9.85           $19.91           $18.05
                                               =================  ================ =============== =================

Total return                                        2.23%^           (50.53%)          10.30%           2.27%^

Ratios/supplemental data:
        Net assets, end of period (millions)         $0.9              $0.8             $1.8             $1.0

Ratios to average net assets:#++
        Expenses                                    2.10%+             2.10%           2.10%            2.10%+
        Net investment loss                        (1.62%)+           (1.52%)         (1.64%)          (1.70%)+


      + Unaudited.
      * Commencement of operations.
      + Annualized.
      ^ Not annualized.
      # Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
      ++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 8.17%, 5.15%, 4.66% and 24.58%, respectively.

See accompanying Notes to Financial Statements.



                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS


FINACIAL HIGHLIGHTS For share outstanding throughout each period

                                                                         Mid Cap Fund B
                                                ------------------------------------------------------------------
                                                                                                 March 31, 1999 *
                                                Six Months Ended      Year Ended October 31,         through
                                                                   -----------------------------
                                                April 30, 2002+        2001            2000      October 31, 1999
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $15.47           $30.42          $15.60          $13.03
                                                -----------------  --------------  ------------- -----------------
Income from investment operations:
            Net investment loss                      (0.19)           (0.36)          (0.31)          (0.02)
            Net realized and unrealized gain
                 (loss) on investments                2.11            (13.37)         15.13            2.59
                                                -----------------  --------------  ------------- -----------------
Total from investment operations                      1.92            (13.73)         14.82            2.57
                                                -----------------  --------------  ------------- -----------------
Less distributions:
            From net realized gain                     --             (1.22)            --              --
                                                                                   -------------
                                                -----------------  --------------                -----------------
Net asset value, end of period                       $17.39           $15.47          $30.42          $15.60
                                                =================  ==============  ============= =================
Total return                                        12.41%^          (46.85%)         95.00%         19.72%^

Ratios/supplemental data:
            Net assets, end of period (millions)      $5.5             $5.6            $9.4            $0.7

Ratios to average net assets:#++
            Expenses                                 2.14%+            2.14%          2.14%           2.14%+
            Net investment loss                     (1.94%)+          (1.79%)        (1.76%)         (1.69%)+


          + Unaudited
          * Commencement of operations.
          + Annualized.
          ^ Not annualized.
          # Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
          ++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 1.52%, 1.39%, 1.61% and 95.73%, respectively.

See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

                                                                          Small Company Growth Fund B
                                               ---------------------------------------------------------------------
                                                                                                   March 31, 1999 *
                                               Six Months Ended       Year Ended October 31,           through
                                                                  --------------------------------
                                               April 30, 2002+         2001             2000       October 31, 1999
 -------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $11.48            $18.65           $13.27           $9.64
                                               -----------------  ---------------- --------------- -----------------

 Income from investment operations:
       Net investment loss                          (0.13)            (0.27)           (0.21)           (0.06)
       Net realized and unrealized gain
            (loss) on investments                    0.74             (6.90)            5.59             3.69
                                               -----------------  ---------------- --------------- -----------------
 Total from investment operations                    0.61             (7.17)            5.38             3.63
                                               -----------------  ---------------- --------------- -----------------
 Net asset value, end of period                     $12.09            $11.48           $18.65           $13.27
                                               =================  ================ =============== =================

 Total return                                       5.31%^           (38.45%)          40.54%          37.66%^

 Ratios/supplemental data:
       Net assets, end of period (millions)          $1.1              $1.0             $1.6             $0.1

 Ratios to average net assets:#++
       Expenses                                     2.30%+             2.30%           2.30%            2.30%+
       Net investment loss                         (2.07%)+           (1.83%)         (1.86%)          (2.07%)+


+    Unaudited
*    Commencement of operations.
+    Annualized.
^    Not annualized.
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 6.79%, 5.73%, 5.59% and 204.11%, respectively.

 See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS


1    - ORGANIZATION

PIC Investment Trust (the "Trust") was organized on December 11, 1991 as a Delaware business trust, with an unlimited number of shares of beneficial interest of $.01 par value, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company. The Trust currently offers ten separate series: Provident Investment Counsel Balanced Fund A, Provident Investment Counsel Growth Fund I, Provident Investment Counsel Growth Fund A, Provident Investment Counsel Growth Fund B, Provident Investment Counsel Small Company Growth Fund A, Provident Investment Counsel Small Company Growth Fund B, Provident Investment Counsel Small Cap Growth Fund I, Provident Investment Counsel Mid Cap Fund A, Provident Investment Counsel Mid Cap Fund B, and Provident Investment Counsel Twenty Fund I (each a "Fund" and collectively the "Funds") Each Fund invests substantially all of its assets in the respective Portfolio, a separate registered management investment company having the same investment objective as the Fund. The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements. The financial statements, including the portfolio of investments, of the Provident Investment Counsel Growth Fund I, Provident Investment Counsel Small Cap Growth Fund I and Provident Investment Counsel Twenty Fund I are in separate reports.

2    - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Investment Valuation. The Funds reflect their investments in the respective Portfolio at their proportionate interest in the value of the Portfolio's net assets. Valuation of securities by the Portfolios is discussed in Note 2A of the Portfolio's Notes to Financial Statements.

     B. Investment Income and Dividends to Shareholders. The Funds earn income, net of the expenses of the Portfolios, daily on their investments in the Portfolios. All net investment income and realized and unrealized gains or losses on investments of the Portfolios are allocated pro-rata among the Funds and the other Holders of Interests in the Portfolios. Dividends, if any, are paid annually to shareholders of the Funds and recorded on the ex-dividend date.

     C. Federal Income Taxes. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provisions are required.

     D. Deferred Organization Costs. The costs incurred by the Provident Investment Counsel Mid Cap Fund A with respect to initial organization, have been deferred and are being amortized using the straight-line method over a period of five years commencing December 31, 1997.

     E. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     F. Reclassification of Capital Accounts. The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
          Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

3    - TRANSACTIONS WITH AFFILIATES

The Trust has entered into administration agreements with Provident Investment Counsel, Inc. ("PIC") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") pursuant to which agreements certain employees of these entities serve as officers and/or trustees of the Trust and the Portfolios. PIC and U.S. Bancorp also provide management services necessary for the operations of the Trust and the Portfolios and furnish office facilities. PIC receives a fee for its services to the Funds at the rate of 0.20% of the average daily net assets of the Funds. U.S. Bancorp receives an annual fee for its services of $15,000 from each of the Funds.

PIC has voluntarily agreed to limit the Funds' expenses, including those expenses allocated from the Portfolios, to the following levels:

         Provident Investment Counsel Balanced Fund A                  1.05%
         Provident Investment Counsel Growth Fund A                    1.35%
         Provident Investment Counsel Mid Cap Fund A                   1.39%
         Provident Investment Counsel Small Company Growth Fund A      1.45%
         Provident Investment Counsel Growth Fund B                    2.10%
         Provident Investment Counsel Mid Cap Fund B                   2.14%
         Provident Investment Counsel Small Company Growth Fund B      2.30%

The percentages are based on the Funds' average daily net assets.

Pursuant to a contract with the Funds, PIC has agreed to reimburse each Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2011. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds and Portfolios if, within three subsequent years, a Fund or Portfolio's expenses are less than the limit agreed to by PIC.

Fees waived and expenses absorbed by PIC for the six months ended April 30, 2002 were as follows:


                                                            Waived          Expenses
                                                             Fees           Absorbed
                                                          ----------       -----------
Provident Investment Counsel Balanced Fund A               $16,104           $51,819
Provident Investment Counsel Growth Fund A                     447            39,447
Provident Investment Counsel Mid Cap Fund A                 32,183            34,823
Provident Investment Counsel Small Company Growth Fund A    43,663            45,664
Provident Investment Counsel Growth Fund B                     928            36,425
Provident Investment Counsel Mid Cap Fund B                  5,921            32,693
Provident Investment Counsel Small Company Growth Fund B     1,122            36,789

At April 30, 2002, the amount available for reimbursement that has been paid and/or waived by PIC on behalf of the Funds are as follows:

Provident Investment Counsel Balanced Fund A                    $685,718
Provident Investment Counsel Growth Fund A                       272,051
Provident Investment Counsel Mid Cap Fund A                      393,492
Provident Investment Counsel Small Company Growth Fund A         464,414
Provident Investment Counsel Growth Fund B                       240,660
Provident Investment Counsel Mid Cap Fund B                      251,934
Provident Investment Counsel Small Company Growth Fund B         238,117

At April 30, 2002, PIC may recapture a portion of the above amounts no later than the dates as stated below:


                                                                                   October 31,
                                                             ---------------------------------------------------------
                                                                 2002           2003           2004          2005
                                                                 ----           ----           ----          ----
Provident Investment Counsel Balanced Fund A                   $236,134       $229,458      $152,203       $67,923
Provident Investment Counsel Growth Fund A                       71,370         93,994        66,793        39,894
Provident Investment Counsel Mid Cap Fund A                      84,836        125,503       116,147        67,006
Provident Investment Counsel Small  Company Growth Fund A        66,231        139,607       169,249        89,327
Provident Investment Counsel Growth Fund B                       56,308         78,507        68,492        37,353
Provident Investment Counsel Mid Cap Fund B                      58,498         73,392        81,430        38,614
Provident Investment Counsel Small Company Growth Fund B         60,094         68,419        71,693        37,911

Quasar Distributors, LLC (the "Distributor"), a registered broker-dealer, acts as the principal underwriter for the Trust in connection with the offering of its shares. The Distributor is an affiliate of U.S. Bancorp. The Distributor received commissions from sales or redemptions of fund shares during the six months ended April 30, 2002 as follows:

Provident Investment Counsel Balanced Fund A                        $13
Provident Investment Counsel Growth Fund A                           39
Provident Investment Counsel Mid Cap Fund A                         890
Provident Investment Counsel Small Company Growth Fund A            729
Provident Investment Counsel Growth Fund B                           --
Provident Investment Counsel Mid Cap Fund B                          --
Provident Investment Counsel Small Company Growth Fund B             --

On December 19, 1995, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Funds recognize as Trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis.

For the six months ended April 30, 2002, the change in the value of the phantom share account included unrealized appreciation as follows:

                                                                    Unrealized
                                                                   Appreciation
                                                                   -------------
Provident Investment Counsel Balanced Fund A                         $1,899
Provident Investment Counsel Growth Fund A                            1,265
Provident Investment Counsel Mid Cap Fund A                           1,088
Provident Investment Counsel Small Company Growth Fund A              2,458
Provident Investment Counsel Growth Fund B                              545
Provident Investment Counsel Mid Cap Fund B                             545
Provident Investment Counsel Small Company Growth Fund B                547

4 - DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

The Trust, on behalf of the Balanced A, Growth A, Mid Cap A, and Small Company Growth A Funds, has approved a Distribution Plan (the "12b-1 Plan") in accordance with Rule 12b-1 under the 1940 Act. The 12b-1 Plan provides that each A Fund will pay a fee to PIC (as the distribution coordinator) at an annual rate of up to 0.25% of each Fund's average daily net assets as reimbursement for expenses incurred on distribution related activities. With respect to the Balanced A and Mid Cap A Funds, reimbursable amounts in excess of the maximum may be reimbursed in subsequent years, subject to the continuation of the Plan. There were no unreimbursed expenses as of April 30, 2002.

Additionally, the Trust, on behalf of the Growth B, Mid Cap B, and Small Company Growth B Funds, has approved a Distribution Plan (the "12b-1 Plan") in accordance with Rule 12b-1 under the 1940 Act. The 12b-1 Plan provides that each B Fund will pay a fee to the Distributor or, at the Distributor's direction, to a third party at an annual rate of up to 0.75% of each Fund's average daily net assets as compensation for acting as principal distributor.

Pursuant to a Shareholder Services Plan, each A Fund pays the Advisor a monthly fee at an annual rate of up to 0.15% of its average daily net assets as compensation for the provision of shareholder services. Effective January 1, 2001, the Advisor has voluntarily agreed to reduce the shareholder servicing rate to 0.12% for Growth A and Mid Cap A.

Additionally, pursuant to the Shareholder Services Plan, each B Fund pays the Advisor a monthly fee at an annual rate of 0.25% of its average daily net assets as compensation for the provision of shareholder services.

5 - INVESTMENT TRANSACTIONS

Additions and reductions in the investments in the respective Portfolios for the six months ended April 30, 2002 were as follows:


                                                                Additions    Reductions
                                                                ---------    -----------
Provident Investment Counsel Balanced Fund A                    $32,109        $305,431
Provident Investment Counsel Growth Fund A                        2,907          10,663
Provident Investment Counsel Mid Cap Fund A                     790,571         847,523
Provident Investment Counsel Small Company Growth Fund A      3,909,994       3,909,994
Provident Investment Counsel Growth Fund B                       13,056          12,634
Provident Investment Counsel Mid Cap Fund B                      10,234          61,836
Provident Investment Counsel Small Company Growth Fund B         13,521          11,609

As of April 30, 2002 the Funds owned the following percentages of the Portfolios listed below:

Provident Investment Counsel Balanced Fund A               100.0% of PIC Balanced Portfolio
Provident Investment Counsel Growth Fund A                 0.5% of PIC Growth Portfolio
Provident Investment Counsel Mid Cap Fund A                85.5% of PIC Mid Cap Portfolio
Provident Investment Counsel Small Company Growth Fund A   20.0% of PIC Small Cap Portfolio
Provident Investment Counsel Growth Fund B                 1.1% of PIC Growth Portfolio
Provident Investment Counsel Mid Cap Fund B                14.5% of PIC Mid Cap Portfolio
Provident Investment Counsel Small Company Growth Fund B   0.5% of PIC Small Cap Portfolio

6    - INCOME TAXES

At April 30, 2002, certain Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                              Capital losses expiring in:
                                                              ---------------------------
                                                       2007              2008         2009
                                                       ----             ----          ----
Provident Investment Counsel Balanced Fund A           $--              $--        $5,865,370
Provident Investment Counsel Growth Fund A              --               --           514,962
Provident Investment Counsel Mid Cap Fund A             --               --         6,769,231
Provident Investment Counsel Small
     Company Growth Fund A                             217,163          730,814    12,039,085
Provident Investment Counsel Growth Fund B              51,922           22,527       673,125
Provident Investment Counsel Mid Cap Fund B                 --               --     2,642,388
Provident Investment Counsel Small
     Company Growth Fund B                               2,443          437,250       333,142

7    - SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders was held at the offices of Provident Investment Counsel, Inc. on June 3, 2002 to approve the reorganization of the Provident Investment Counsel Mid Cap Fund A into Vanguard Mid-Cap Growth Fund, a series of Vanguard Whitehall Funds.

                                     For              Against          Abstained
                                    -----             -------          ---------
Approval of reorganization        1,616,720             623               7,739

                 PROVIDENT INVESTMENT COUNSEL BALANCED PORTFOLIO

STATEMENT OF NET ASSETS at April 30, 2002 (Unaudited)

Shares                                                                        Value
------------------------------------------------------------------------------------------
COMMON STOCKS: 69.0%
Aerospace & Defense: 0.9%
           1,900   Lockheed Martin Corp.                              $           119,510
                                                                        ------------------
Biotechnology: 4.3%
           3,600   Amgen, Inc.*                                                   190,368
           3,900   Gilead Sciences, Inc.*                                         121,368
           1,700   Icos Corp.*                                                     43,792
           3,700   IDEC Pharmaceuticals Corp.*                                    203,315
                                                                        ------------------
                                                                                  558,843
                                                                        ------------------
Broadcasting: 1.2%
           4,000   Univision Communications, Inc. - Class A*                      159,840
                                                                        ------------------
Computer Communications: 2.0%
          18,000   Cisco Systems, Inc.*                                           263,700
                                                                        ------------------
Contract Drilling: 0.9%
           2,500   Nabors Industries, Inc.*                                       113,875
                                                                        ------------------
Data Processing Services: 1.5%
           3,100   Concord EFS, Inc.*                                             101,029
           1,200   First Data Corp.                                                95,388
                                                                        ------------------
                                                                                  196,417
                                                                        ------------------
Department Stores: 2.5%
           4,400   Kohl's Corp.*                                                  324,280
                                                                        ------------------
Discount Stores: 2.2%
           3,800   Costco Wholesale Corp.                                         152,760
           2,500   Wal-Mart Stores, Inc.                                          139,650
                                                                        ------------------
                                                                                  292,410
                                                                        ------------------
Electrical Products Equipment: 2.1%
          11,200   Applied Materials, Inc.*                                       272,384
                                                                        ------------------

Electronic Components: 0.9%
           5,500   Jabil Circuit, Inc.*                                          112,255
                                                                        ------------------

Financial Services: 5.0%
           2,700   Capital One Financial Corp.                                    161,703
           4,400   Freddie Mac                                                    287,540
           2,100   USA Education, Inc. (AKA Sallie Mae)                           201,285
                                                                        ------------------
                                                                                  650,528
                                                                        ------------------
Home Improvement: 4.3%
           7,300   Home Depot, Inc.                                   $           338,501
           5,100   Lowe's Companies, Inc.                                         215,679
                                                                        ------------------
                                                                                  554,180
                                                                        ------------------
Industrial Conglomerates: 2.3%
           4,900   General Electric Co.                                           154,595
           1,100   SPX Corp.                                                      148,115
                                                                        ------------------
                                                                                  302,710
                                                                        ------------------
Internet Software/Services: 0.6%
           3,500   Siebel Systems Inc.*                                            84,665
                                                                        ------------------
Investment Companies: 1.2%
           2,000   Goldman Sachs Group, Inc.                                      157,500
                                                                        ------------------
Media Conglomerates: 2.7%
           7,400   Viacom, Inc. - Class B *                                       348,540
                                                                        ------------------
Medical Specialties: 1.6%
           3,600   Baxter International, Inc.                                     204,840
                                                                        ------------------
Miscellaneous Commercial Services: 0.9%
           2,400   Sabre Holdings Corp. - Class A *                               111,600
                                                                        ------------------
Oil Field Service/Equipment: 1.2%
           4,300   BJ Services Co.*                                               157,982
                                                                        ------------------
Packaged Software: 4.2%
           3,900   Adobe Systems Inc.                                             155,844
           7,400   Microsoft Corp.*                                               386,724
                                                                        ------------------
                                                                                  542,568
                                                                        ------------------
Pharmaceutical - Major: 5.7%
          12,900   Pfizer, Inc.                                                   468,915
           4,800   Wyeth                                                          273,600
                                                                        ------------------
                                                                                  742,515
                                                                        ------------------
Pharmaceutical - Other: 2.1%
           3,600   Forest Laboratories, Inc. - Class A*                           277,704
                                                                        ------------------
Semiconductors: 11.2%
          17,700   Intel Corp.                                                    506,397
          24,920   Taiwan Semiconductor Manufacturing Co. Ltd. ADR*               441,084
          16,400   Texas Instruments, Inc.                                        507,252
                                                                        ------------------
                                                                                1,454,733
                                                                        ------------------
Services to Health Industry: 1.2%
           1,700   Quest Diagnostics, Inc.*                           $           156,281
                                                                        ------------------
Specialty Insurance: 4.4%
           4,000   American International Group, Inc.                             276,480
           5,800   Radian Group, Inc.                                             301,020
                                                                        ------------------
                                                                                  577,500
                                                                        ------------------
Specialty Stores: 1.9%
           3,500   Bed Bath & Beyond, Inc.*                                       130,095
           6,000   Staples, Inc.*                                                 119,820
                                                                        ------------------
                                                                                  249,915
                                                                        ------------------
TOTAL COMMON STOCKS
   (cost $8,678,496)                                                            8,987,275
                                                                        ------------------

Principal
Amount                                                                        Value
------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES: 26.0%
Corporate Bonds: 18.6%
        $300,000   Anheuser-Busch Companies Inc., 6.500%, 5/1/2042    $           297,030
         400,000   AT&T Corp. Note 8.000%, 11/15/2031                             352,664
         310,000   British Telecommunications PLC, 7.875%, 12/15/2005             332,679
         330,000   General Motors Acceptance Corp., 6.750%, 1/15/2006             341,172
         100,000   Hertz Corp. Note, 6.000%, 1/15/2003                            100,335
         200,000   Landwirtschaftl Note, 4.875%, 3/12/2007                        198,675
         352,800   PDVSA Finance Ltd. , 8.750%, 2/15/2004                         353,682
         300,000   Repsol International Finance, 7.450%, 7/17/2005                306,091
         150,000   Sprint Capital Corp. Note, 8.750%, 3/15/2032                   143,435
                                                                        ------------------
                                                                                2,425,763
                                                                        ------------------
Federal National Mortgage Agency: 4.3%
         550,000   Fannie Mae, 5.500%, 5/2/2006                                   561,884
                                                                        ------------------
Treasury Obligations: 3.1%
         300,000   U.S. Treasury Bonds, 9.000%, 11/15/2018                        406,663
                                                                        ------------------
TOTAL FIXED INCOME SECURITIES
   (cost $3,387,413)                                                            3,394,310
                                                                        ------------------
MONEY MARKET INVESTMENTS: 4.5%
        $295,726   Temporary Investment Fund Inc. - Temp Cash         $           295,726
         295,726   Temporary Investment Fund Inc. - Temp Fund                     295,726
                                                                        ------------------
                                                                                  591,452
                                                                        ------------------
TOTAL MONEY MARKET INVESTMENTS
   (cost $591,452)                                                                591,452
                                                                        ------------------
TOTAL INVESTMENTS IN SECURITIES
   (cost $12,657,361):  99.5%                                                  12,973,037
                                                                        ------------------
OTHER ASSETS: 3.2%
Receivables:
       Securities sold                                                            332,066
       Dividends and Interest                                                      76,721
Prepaid Insurance                                                                   4,779
Other assets                                                                        1,207
                                                                        ------------------
       Total Other Assets                                                         414,773
                                                                        ------------------
TOTAL ASSETS                                                                   13,387,810
                                                                        ------------------
LIABILITIES: (2.7%)
Payables:
       Securities purchased                                                       296,127
       Due to Advisor (Note 3)                                                      3,519
Deferred trustees' compensation (Note 3)                                           25,229
Accrued expenses                                                                   24,051
                                                                        ------------------
       Total Liabilities                                                          348,926
                                                                        ------------------
NET ASSETS:        100.0%                                             $        13,038,884
                                                                        ==================

 *  Non-income producing security.
    See accompanying Notes to Financial Statements.

                  PROVIDENT INVESTMENT COUNSEL GROWTH PORTFOLIO

STATEMENT OF NET ASSETS at April 30, 2002 (Unaudited)

Shares                                                                       Value
-----------------------------------------------------------------------------------------
COMMON STOCKS: 99.6%
Aerospace & Defense: 1.4%
          17,800   Lockheed Martin Corp.                             $         1,119,620
                                                                       ------------------
Biotechnology: 5.7%
          27,500   Amgen, Inc.*                                                1,454,200
          37,100   Gilead Sciences, Inc.*                                      1,154,552
          13,500   Icos Corp. *                                                  347,760
          30,200   Idec Pharmaceuticals Corp.*                                 1,659,490
                                                                       ------------------
                                                                               4,616,002
                                                                       ------------------
Broadcasting: 1.5%
          30,900   Univision Communications, Inc. - Class A*                   1,234,764
                                                                       ------------------
Computer Communications: 2.9%
         160,300   Cisco Systems, Inc.*                                         2,348,395
                                                                       ------------------
Contract Drilling: 1.2%
          20,700   Nabors Industries, Inc. *                                     942,885
                                                                       ------------------
Data Processing Services: 2.3%
          28,100   Concord EFS, Inc. *                                           915,779
          12,200   First Data Corp.                                              969,778
                                                                       ------------------
                                                                               1,885,557
                                                                       ------------------
Department Stores: 3.0%
          33,116   Kohl's Corp.*                                               2,440,649
                                                                       ------------------
Discount Stores: 2.5%
          30,100   Costco Wholesale Corp.*                                     1,210,020
          14,000   Wal-Mart Stores, Inc.                                         782,040
                                                                       ------------------
                                                                               1,992,060
                                                                       ------------------
Electrical Products Equipment: 3.0%
          99,200   Applied Materials, Inc.*                                    2,412,544
                                                                       ------------------
Electronic Components: 1.1%
          42,500   Jabil Circuit, Inc.*                                          867,425
                                                                       ------------------
Financial Services: 6.3%
          22,900   Capital One Financial Corp.                                 1,371,481
          34,000   Freddie Mac                                                 2,221,900
          16,000   USA Education, Inc. (AKA Sallie Mae)                        1,533,600
                                                                       ------------------
                                                                               5,126,981
                                                                       ------------------
Home Improvement: 6.3%
          70,000   Home Depot, Inc.                                            3,245,900
          42,800   Lowe's Companies, Inc.                                      1,810,012
                                                                       ------------------
                                                                               5,055,912
                                                                       ------------------
 Industrial Conglomerates: 4.3%
          72,500   General Electric Co.                              $         2,287,375
           8,900   SPX Corp.                                                   1,198,385
                                                                       ------------------
                                                                               3,485,760
                                                                       ------------------
Internet Software/Services: 2.5%
          83,100   Siebel Systems, Inc.*                                       2,010,189
                                                                       ------------------
Investment Companies: 1.9%
          19,800   Goldman Sachs Group, Inc.                                   1,559,250
                                                                       ------------------
Media Conglomerates: 3.5%
          60,000   Viacom, Inc. - Class B*                                     2,826,000
                                                                       ------------------
Medical Specialties: 2.2%
          30,800   Baxter International, Inc.                                  1,752,520
                                                                       ------------------
Miscellaneous Commercial Services: 1.3%
          22,400   Sabre Holdings Corp. - Class A*                             1,041,600
                                                                       ------------------
Oilfield Servicing and Equipments: 1.6%
          34,900   BJ Services Co.*                                            1,282,226
                                                                       ------------------
Packaged Software: 8.4%
          65,600   Adobe Systems, Inc.                                         2,621,376
          80,200   Microsoft Corp.*                                            4,191,252
                                                                       ------------------
                                                                               6,812,628
                                                                       ------------------
Pharmaceutical - Major: 8.5%
         126,000   Pfizer, Inc.                                                4,580,100
          40,000   Wyeth                                                       2,280,000
                                                                       ------------------
                                                                               6,860,100
                                                                       ------------------
Pharmaceutical - Other: 2.9%
          30,100   Forest Laboratories, Inc. - Class A*                        2,321,914

Semiconductors: 15.2%
         152,000   Intel Corp.                                                 4,348,720
         217,500   Taiwan Semiconductor Manufacturing Co. Ltd. ADR*             3,849,750
         131,400   Texas Instruments, Inc.                                     4,064,202
                                                                       ------------------
                                                                              12,262,672
                                                                       ------------------
Services to Health Industry: 1.5%
          13,200   Quest Diagnostics, Inc.*                                    1,213,476
                                                                       ------------------
Specialty Insurance: 6.2%
          34,400   American International Group, Inc.                          2,377,728
          51,500   Radian Group, Inc.                                          2,672,850
                                                                       ------------------
                                                                               5,050,578
                                                                       ------------------
Specialty Stores: 2.4%
          25,900   Bed, Bath & Beyond, Inc.*                         $           962,703
          48,800   Staples, Inc.*                                                974,537
                                                                       ------------------
                                                                               1,937,240
                                                                       ------------------
TOTAL COMMON STOCKS
   (cost $79,650,279)                                                         80,458,947
                                                                       ------------------

Principal
Amount                                                                       Value
    -----------------------------------------------------------------------------------------
MONEY MARKET INVESTMENTS: 0.6%
        $250,563   Temporary Investment Fund Inc. - Temp Cash        $           250,563
         250,563   Temporary Investment Fund Inc. - Temp Fund                    250,563
                                                                       ------------------
                                                                                 501,126
                                                                       ------------------
TOTAL MONEY MARKET INVESTMENTS
   (cost $501,126)                                                               501,126
                                                                       ------------------
TOTAL INVESTMENTS IN SECURITIES
   (cost $80,151,405):  100.2%                                                80,960,073
                                                                       ------------------
OTHER ASSETS: 29.9%
Collateral for securities loaned, at fair value (Note 2)             $        24,163,108
Receivables:
       Dividends and Interest                                                     13,016
Prepaid Insurance                                                                  1,932
Other assets                                                                      26,262
                                                                       ------------------
       Total Other Assets                                                     24,204,318
                                                                       ------------------
TOTAL ASSETS                                                                 105,164,391
                                                                       ------------------
LIABILITIES: (30.1%)
Payables:
       Collateral for securities loaned (Note 2)                     $        24,163,108
       Shares of beneficial interests redeemed                                    28,199
       Due to Advisor (Note 3)                                                    44,591
Deferred trustees' compensation (Note 3)                                          54,471
Accrued expenses                                                                  50,546
                                                                       ------------------
       Total Liabilities                                                      24,340,915
                                                                       ------------------
NET ASSETS:        100.0%                                            $        80,823,476
                                                                       ==================
* Non-income producing security.
ADR - American Depository Receipt

    See accompanying Notes to Financial Statements.

                 PROVIDENT INVESTMENT COUNSEL MID-CAP PORTFOLIO

Shares                                                                     Value
---------------------------------------------------------------------------------------

COMMON STOCKS: 98.3%
Advertising/Marketing Service: 2.0%
          18,000  Lamar Advertising Co. - Class A*                  $          772,740
                                                                     ------------------
Aerospace & Defense: 1.1%
           3,900  Alliant Techsystems, Inc.*                                   420,030
                                                                     ------------------
Airlines: 1.2%
          15,400  Ryanair Holdings PLC ADS*                                    477,400
                                                                     ------------------
Auto Parts: 1.4%
          16,800  Gentex Corp.*                                                531,888
                                                                     ------------------
Banks: 1.0%
           7,000  City National Corp.                                          386,750
                                                                     ------------------
Biotechnology: 5.7%
          21,300  Affymetrix, Inc.*                                            540,381
           9,400  Enzon, Inc.*                                                 350,056
          11,000  Gilead Sciences, Inc.*                                       342,320
           9,200  Icos Corp.*                                                  236,992
           9,000  IDEC Pharmaceuticals Corp.*                                  494,550
           7,200  Neurocrine Biosciences, Inc.*                                236,808
                                                                     ------------------
                                                                             2,201,107
                                                                     ------------------
Broadcasting: 2.9%
          17,900  Cox Radio, Inc. - Class A*                                   512,656
          15,400  Univision Communications, Inc. - Class A*                    615,384
                                                                     ------------------
                                                                             1,128,040
                                                                     ------------------
Computer Communications: 0.7%
          11,100  Brocade Communications Systems*                              284,049
                                                                     ------------------
Computers Peripherals: 1.4%
          29,700  Network Appliance, Inc.*                                     518,265
                                                                     ------------------
Contract Drilling: 4.5%
          12,300  Ensco International, Inc.                                    415,248
          15,500  Nabors Industries, Inc.*                                     706,025
          32,900  Pride International, Inc.*                                   611,611
                                                                     ------------------
                                                                             1,732,884
                                                                     ------------------

Shares                                                                     Value
---------------------------------------------------------------------------------------
Data Processing Services: 6.8%
          17,400  Affiliated Computer Services, Inc. - Class A*     $          940,818
          15,800  Bisys Group, Inc.*                                           540,360
          18,200  Certegy, Inc.*                                               706,160
          13,200  Concord EFS, Inc.*                                           430,188
                                                                     ------------------
                                                                             2,617,526
                                                                     ------------------
Discount Stores: 3.6%
          35,950  Dollar Tree Stores, Inc.*                                  1,371,133
                                                                     ------------------
Electrical Products Equipment: 4.3%
          26,300  Amkor Technology, Inc.*                                      528,630
           6,300  Kla-Tencor Corp.*                                            371,511
          14,700  Lam Research Corp. *                                         377,202
           7,600  Novellus Systems, Inc.*                                      360,240
                                                                     ------------------
                                                                             1,637,583
                                                                     ------------------
Electronic Components: 2.4%
          45,400  Jabil Circuit, Inc.*                                         926,614
                                                                     ------------------
Financial Services: 3.9%
          20,500  AmeriCredit Corp.*                                           795,810
           7,200  USA Education, Inc. (AKA Sallie Mae)                         690,120
                                                                     ------------------
                                                                             1,485,930
                                                                     ------------------
Industrial Conglomerates: 1.0%
           2,800  SPX Corp.                                                    377,020
                                                                     ------------------
Internet Software/Services: 3.0%
          30,000  KPMG Consulting, Inc.*                                       525,000
          25,300  Siebel Systems, Inc. *                                       612,007
                                                                     ------------------
                                                                             1,137,007
                                                                     ------------------
Managed Health Care/HMO: 4.7%
          10,400  Anthem, Inc.*                                                709,280
          23,400  First Health Group Corp.*                                    678,600
           5,800  Wellpoint Health Networks, Inc.*                             435,464
                                                                     ------------------
                                                                             1,823,344
                                                                     ------------------
Medical Distributors: 1.9%
           9,400  AmerisourceBergen Corp.                                      728,500
                                                                     ------------------
Medical Specialties: 2.0%
          16,500  Cytyc Corp.*                                                 259,215
           6,300  St. Jude Medical, Inc.                                       524,223
                                                                     ------------------
                                                                               783,438
                                                                     ------------------

Shares                                                                     Value
---------------------------------------------------------------------------------------
Miscellaneous Commercial Services: 2.0%
          16,300  Sabre Holdings Corp. - Class A*                   $          757,950
                                                                     ------------------
Oil Field Service/Equipment: 3.2%
          15,600  BJ Services Co.*                                             573,144
          24,800  National-Oilwell, Inc.*                                      658,936
                                                                     ------------------
                                                                             1,232,080
                                                                     ------------------
Other Consumer Services: 2.6%
          14,475  Apollo Group, Inc. - Class A*                                554,972
           9,500  Career Education Corp.*                                      427,025
                                                                     ------------------
                                                                               981,997
                                                                     ------------------
Packaged Software: 2.2%
          21,000  Adobe Systems, Inc.                                          839,160
                                                                     ------------------
Personal Services: 1.7%
          16,400  Manpower, Inc.                                               660,100
                                                                     ------------------
Pharmaceutical - Other: 1.7%
          20,616  King Pharmaceuticals, Inc.*                                  646,105
                                                                     ------------------
Recreational Products: 2.9%
          19,100  Electronic Arts, Inc.*                                     1,127,855
                                                                     ------------------
Restaurants: 1.8%
          16,300  Cheesecake Factory, Inc.*                                    678,569
                                                                     ------------------
Semiconductors: 9.8%
          20,600  Altera Corp.*                                                423,536
          37,800  Chartered Semiconductor Manufacturing Ltd.*                  969,570
           8,400  International Rectifier Corp.*                               387,408
          13,600  Intersil Holding Corp. - Class A*                            365,160
          15,450  Microchip Technology, Inc.*                                  687,525
          10,300  Semtech Corp.*                                               329,394
          15,500  Xilinx, Inc.*                                                585,280
                                                                     ------------------
                                                                             3,747,873
                                                                     ------------------
Services to Health Industry: 3.8%
          13,900  Express Scripts, Inc. - Class A *                            878,619
           5,700  Laboratory Corp. Of America Holdings*                        565,440
                                                                     ------------------
                                                                             1,444,059
                                                                     ------------------

Shares                                                                     Value
---------------------------------------------------------------------------------------

Specialty Insurance: 5.3%
           6,100  AMBAC Financial Group, Inc.                       $          383,446
          23,500  HCC Insurance Holdings, Inc.                                 611,000
          12,900  PMI Group, Inc. (The)                                      1,046,448
                                                                     ------------------
                                                                     ------------------
                                                                             2,040,894
                                                                     ------------------
                                                                     ------------------
Specialty Stores: 5.8%
          23,400  Bed Bath & Beyond, Inc.*                                     869,778
          18,300  Michaels Stores, Inc.*                                       740,235
          18,500  O'Reilly Automotive, Inc.*                                   599,215
                                                                     ------------------
                                                                             2,209,228
                                                                     ------------------
TOTAL COMMON STOCKS
   (cost $32,499,128)                                                       37,707,118
                                                                     ------------------

Principal
Amount                                                                     Value
---------------------------------------------------------------------------------------

MONEY MARKET INVESTMENTS: 2.7%
        $524,487  Temporary Investment Fund Inc. - Temp Cash                   524,487
         524,487  Temporary Investment Fund Inc. - Temp Fund                   524,487
                                                                     ------------------
                                                                             1,048,974
                                                                     ------------------
TOTAL MONEY MARKET INVESTMENTS
   (cost $1,048,974)                                                         1,048,974
                                                                     ------------------
TOTAL INVESTMENTS IN SECURITIES
   (cost $33,548,102):  101.0%                                              38,756,092
                                                                     ------------------
OTHER ASSETS: 30.5%
        Collateral for securities loaned, at fair value (Note 2)            11,678,084
Receivables:
       Shares of beneficial interests sold                                      21,121
       Dividends and Interest                                                    2,613
Prepaid Insurance                                                                1,076
                                                                     ------------------
       Total Other Assets                                                   11,702,894
                                                                     ------------------
TOTAL ASSETS                                                                50,458,986
                                                                     ------------------
LIABILITIES: (31.5%)
Payables:
       Collateral for securities loaned (Note 2)                    $       11,678,084
       Due to Advisor (Note 3)                                                  17,353
       Securities purchased                                                    285,601
       Shares of beneficial interests redeemed                                  91,437
Deferred trustees' compensation (Note 3)                                        14,435
Accrued expenses                                                                18,005
                                                                     ------------------
       Total Liabilities                                                    12,104,915
                                                                     ------------------
NET ASSETS:       100.0%                                            $       38,354,071
                                                                     ==================
 * Non-income producing security.

    See accompanying Notes to Financial Statements.

                 PROVIDENT INVESTMENT COUNSEL SMALL-CAP PORTFOLIO

STATEMENT OF NET ASSETS at April 30, 2002 (Unaudited)

Shares                                                                       Value
-----------------------------------------------------------------------------------------
COMMON STOCKS: 95.8%
Advertising/Marketing Services: 0.3%
          17,130   Getty Images, Inc.*                               $           596,295
                                                                       ------------------
Aerospace & Defense: 2.3%
          36,000   DRS Technologies, Inc.                                      1,665,000
          39,300   EDO Corp.                                                   1,216,335
          24,300   Flir Systems, Inc.                                            969,011
          57,900   Kroll, Inc.                                                 1,073,466
                                                                       ------------------
                                                                               4,923,812
                                                                       ------------------
Airlines: 0.7%
          65,500   Skywest, Inc.                                               1,503,225
                                                                       ------------------
Apparel/Footwear: 0.9%
          97,500   Oakley, Inc.                                                1,942,200
                                                                       ------------------
Banks: 2.3%
          49,100   BankUnited Financial Corp. - Class A*                        785,109
          20,000   City National Corp.                                         1,105,000
          78,450   UCBH Holdings, Inc.                                         3,094,852
                                                                       ------------------
                                                                               4,984,961
                                                                       ------------------
Biotechnology: 6.6%
          82,100   Affymetrix, Inc.*                                           2,082,877
          49,300   Charles River Laboratories International, Inc.*             1,476,535
          60,250   Durect Corp.*                                                 506,702
          47,000   Enzon, Inc.*                                                1,750,280
          13,700   Medarex, Inc.*                                                138,918
         101,400   Medicines Co.*                                                993,720
          67,600   Myriad Genetics, Inc.*                                      1,606,176
          35,800   Neurocrine Biosciences, Inc.                                1,177,462
          25,200   OSI Pharamaceauticas, Inc.*                                   805,644
          69,900   Scios, Inc.*                                                2,162,007
          38,500   Transkaryotic Therapies, Inc.*                              1,534,610
                                                                       ------------------
                                                                              14,234,931
                                                                       ------------------
Broadcasting: 4.4%
         121,500   Emmis Communications Corp. - Class A*                       3,532,005
          46,800   Entercom Communications Corp. - Class A*                    2,445,300
         158,450   Entravision Communication - Class A                         2,297,525
          49,600   Hispanic Broadcasting Corp. - Class A*                      1,330,272
                                                                       ------------------
                                                                               9,605,102
                                                                       ------------------
Building Products: 0.6%
          20,800   American Woodmark Corp.                                     1,404,000
                                                                       ------------------
Cable/Satellite Television: 0.6%
          88,100   Insight Communications Co., Inc.                            1,366,431
                                                                       ------------------
Catalog/Specialty: 0.2%
          15,900   J. Jill Group, Inc. (The)                                     501,486
                                                                       ------------------
Chemicals/Specialty: 0.1%
          10,700   Tetra Technologies, Inc.                                      306,448
                                                                       ------------------
Computer Communications: 0.7%
          72,000   Alvarion, Ltd.*                                   $           136,080
         196,550   Finisar Corp.                                               1,255,954
           7,800   Riverstone Networks, Inc.*                                     36,660
                                                                       ------------------
                                                                               1,428,694
                                                                       ------------------
Contract Drilling: 2.6%
          93,500   Patterson - UTI Energy, Inc.*                               2,992,000
         109,800   Pride International, Inc.*                                  2,041,182
          26,200   Rowan Companies, Inc.*                                        664,956
                                                                       ------------------
                                                                               5,698,138
                                                                       ------------------
Discount Stores: 2.0%
         116,199   99 CENTS Only Stores, Inc.*                                 3,611,465
          18,100   Fred's, Inc.                                                  704,539
                                                                       ------------------
                                                                               4,316,004
                                                                       ------------------
Drugstore Chains: 1.1%
          72,500   Duane Reade, Inc.                                           2,301,875
                                                                       ------------------

Electrical Products: 2.1%
         167,200   O2Micro International Ltd.*                                 2,725,360
          72,400   Wilson Greatbatch Technologies, Inc.*                       1,900,500
                                                                       ------------------
                                                                               4,625,860
                                                                       ------------------
                                                                       ------------------
Electrical Products Equipment: 6.7%
          35,750   Advanced Energy Industries, Inc.*                           1,244,100
          94,900   ASM International, N.V.*                                    2,182,700
           9,700   Asyst Technologies, Inc.*                                     159,080
          82,300   Axcelis Technologies, Inc.*                                 1,185,120
          94,700   ChipPAC, Inc.                                                 866,505
          47,900   Credence Systems Corp.*                                       969,496
          26,600   Cymer, Inc.*                                                1,257,382
          24,900   Electro Scientific Industries Inc.*                           748,494
          18,250   Entegris, Inc.                                                287,437
          32,300   FEI Co.                                                       853,689
          37,150   LTX Corp.*                                                    787,951
          50,700   Nanometrics, Inc.*                                            959,751
          43,650   Rudolph Technologies, Inc.*                                 1,331,325
          37,800   Varian Semiconductor Equipment Associates, Inc.*            1,766,016
                                                                       ------------------
                                                                              14,599,046
                                                                       ------------------
Electronics/Appliance: 1.1%
          67,900   Electronics Boutique Holdings Corp.*                        1,931,076
          26,950   Tweeter Home Entertainment Group, Inc.                        444,945
                                                                       ------------------
                                                                               2,376,021
                                                                       ------------------
Electronic Components: 1.5%
         189,700   Kopin Corp.*                                                1,506,218
          68,000   Plexus Corp.*                                               1,699,320
                                                                       ------------------
                                                                               3,205,538
                                                                       ------------------
Financial Conglomerate/Services: 0.1%
           8,300   Euronet Worldwide, Inc.                                       136,037
                                                                       ------------------
Financial Services: 2.3%
          67,250   AmeriCredit Corp.*                                          2,610,645
          43,300   MCG Capital Corp.                                             825,731
          60,800   United Rentals, Inc.                                        1,550,400
                                                                       ------------------
                                                                               4,986,776
                                                                       ------------------
Food Distributors: 1.1%
          69,440   Performance Food Group Co., Inc.*                 $         2,501,993
                                                                       ------------------
Hospital/Nursing Management: 1.7%
          47,600   Community Health Systems *                                  1,381,352
          54,000   LifePoint Hospitals, Inc.*                                  2,268,000
                                                                       ------------------
                                                                               3,649,352
                                                                       ------------------
Information Technology Services: 2.3%
          16,200   Anteon International Corp.                                    368,550
          43,900   Henry Jack & Associates, Inc.                               1,021,992
          74,300   J.D. Edwards & Co.                                            824,730
         148,200   Lawson Software, Inc.                                       1,261,182
          37,500   National Instruments Corp.*                                 1,441,125
                                                                       ------------------
                                                                               4,917,579
                                                                       ------------------
Insurance Brokers/Services: 0.3%
          20,000   Hilb Rogal & Hamilton Co.                                     735,600
                                                                       ------------------

Internet Retail: 0.4%
          63,450   1-800-FLOWERS.COM, Inc.*                                      874,975
                                                                       ------------------
Internet Software/Services: 3.0%
          51,800   Alloy, Inc.*                                                  655,270
          99,250   Digital Insight Corp.*                                      1,886,743
           2,862   Expedia, Inc. - Wts.(a)                                       131,652
         107,800   F5 Networks, Inc.*                                          1,403,556
          82,800   Quest Software, Inc. *                                      1,076,400
          53,600   Websense, Inc. *                                            1,431,656
                                                                       ------------------
                                                                               6,585,277
                                                                       ------------------
Investment Companies: 0.8%
          23,900   Investors Financial Services Corp.                          1,759,996
                                                                       ------------------
Life/Health Insurance: 1.1%
         110,700   Scottish Annuity & Life Holdings Ltd.                       2,368,980
                                                                       ------------------
Managed Health Care/HMO: 1.5%
          56,900   Centene Corp.                                               1,467,451
          65,000   First Health Group Corp.*                                   1,885,000
                                                                       ------------------
                                                                               3,352,451
                                                                       ------------------
Medical Distributors: 0.7%
          49,200   Priority Healthcare Corp. - Class B*                        1,463,208
                                                                       ------------------
Medical Specialties: 4.7%
          26,300   American Medical Systems Holdings                             604,374
          41,150   Digene Corp.*                                                 939,043
         109,600   K-V Pharmaceutical Co. - Class A*                           3,151,000
          55,400   MedSource Technologies, Inc.                                  719,646
          47,700   Thersasense, Inc.                                           1,192,500
          40,800   Varian Medical Systems, Inc.*                               1,768,680
          48,750   Zoll Medical Corp.*                                         1,853,475
                                                                       ------------------
                                                                              10,228,718
                                                                       ------------------
Medical/Nursing Services: 0.1%
          15,300   VCA Antech Inc.                                               233,325
                                                                       ------------------
Metal Fabrication: 0.8%
          89,400   Maverick Tube Corp.*                              $         1,622,610
                                                                       ------------------
Miscellaneous Commercial Services: 2.7%
          26,800   Corporate Executive Board Co.*                              1,018,400
          40,700   CoStar Group, Inc.*                                           969,067
          26,900   FTI Consulting, Inc.*                                         963,558
          32,000   SkillSoft Corp.                                               614,688
         173,100   PRG - Schultz International, Inc.                           2,374,932
                                                                       ------------------
                                                                               5,940,645
                                                                       ------------------
Non-energy Minerals: 0.3%
          25,400   Lone Star Technologies, Inc.                                  676,910
                                                                       ------------------
Oil Field Services/Equipment: 1.4%
          12,250   Core Laboratories N.V.*                                       183,750
          46,400   Dril-Quip, Inc.*                                            1,146,080
          71,700   Horizon Offshore, Inc.                                        709,830
          36,700   W-H Energy Services, Inc.*                                    945,025
                                                                       ------------------
                                                                               2,984,685
                                                                       ------------------
Other Consumer Services: 2.8%
          36,200   Corinthian Colleges, Inc.                                   2,131,818
          35,700   ITT Educational Services, Inc.                              1,808,205
          68,700   University of Phoenix Online*                               2,209,392
                                                                       ------------------
                                                                               6,149,415
                                                                       ------------------
Packaged Software: 2.4%
          89,550   Aspen Technology, Inc.*                                     1,213,403
          78,500   Borland Software Corp.                                        855,650
          32,600   Filenet Corp.                                                 562,350
          32,600   Legato Systems                                                224,940
          27,200   Magma Design Automation, Inc.                                 488,240
          42,200   Manugistics Group, Inc.                                       665,072
          44,200   Precise Software Solutions Ltd.                               580,788
          38,100   Serena Software, Inc.                                         523,875
                                                                       ------------------
                                                                               5,114,318
                                                                       ------------------
Personal Services: 1.0%
          10,400   Medical Staffing Network Holdings                             252,096
          54,600   On Assignment, Inc.                                         1,110,018
          29,390   Resources Connection, Inc.                                    780,011
                                                                       ------------------
                                                                               2,142,125
                                                                       ------------------
Pharmaceutical - Generic: 0.4%
          41,700   Taro Pharmaceuticals Industries ADR                           915,148
                                                                       ------------------
Pharmaceutical - Other: 1.9%
          46,050   Angiotech Pharmaceuticals, Inc.*                            1,771,083
          76,500   Cell Therapeutics, Inc.*                                      950,130
          24,900   Medicis Pharmaceutical Corp. - Class A*                     1,333,395
                                                                       ------------------
                                                                               4,054,608
                                                                       ------------------
Publishing/Books/Magazines/Newspapers: 0.3%
          37,200   Martha Stewart Living Omnimedia - Class A                     669,600
                                                                       ------------------
Recreational Products: 2.4%
         112,500   Activision, Inc.*                                 $         3,541,500
          14,700   Monaco Coach Corp.                                            422,184
          34,650   THQ, Inc.*                                                  1,214,829
                                                                       ------------------
                                                                               5,178,513
                                                                       ------------------
Restaurants: 3.1%
          60,650   California Pizza Kitchen, Inc.*                             1,419,210
          55,500   Landry's Restaurants, Inc.                                  1,537,350
           3,100   P.F. Chang's China Bistro, Inc.                               224,595
         123,925   Rare Hospitality International, Inc.*                       3,469,900
                                                                       ------------------
                                                                               6,651,055
                                                                       ------------------
Semiconductors: 6.1%
          60,530   Alpha Industries, Inc.*                                       741,493
         151,300   Cirrus Logic, Inc.*                                         1,838,295
          97,550   Exar Corp.*                                                 1,945,147
          46,900   Genesis Microchip, Inc.*                                    1,126,069
         119,000   Integrated Circuit Systems, Inc.                            2,368,100
          97,550   Lattice Semiconductor Corp.*                                1,155,968
          43,700   Semtech Corp.*                                              1,397,526
          38,100   Silicon Laboratories, Inc.                                  1,126,236
         105,604   Triquint Semiconductor, Inc.*                               1,070,825
           9,950   Zoran Corp.*                                                  360,290
                                                                       ------------------
                                                                              13,129,949
                                                                       ------------------
Services to Health Industry: 5.1%
          61,725   Accredo Health, Inc.*                                       3,995,459
          59,100   AdvancePCS*                                                 1,998,171
          76,100   Covance, Inc.*                                              1,527,327
          17,400   Dianon Systems, Inc.*                                       1,141,440
          28,500   Icon PLC*                                                     865,545
          10,500   Odyssey HealthCare, Inc.                                      357,210
          91,900   Trizetto Group, Inc. (The)*                                 1,084,420
                                                                       ------------------
                                                                              10,969,572
                                                                       ------------------
Specialty Insurance: 3.4%
         121,900   HCC Insurance Holdings, Inc.                                3,169,400
          36,650   IPC Holdings, Ltd.                                          1,249,765
          11,000   PMI Group, Inc. (The)                                         892,320
          32,500   W.R. Berkley Corp.                                          1,966,250
                                                                       ------------------
                                                                               7,277,735
                                                                       ------------------
Specialty Stores: 2.6%
          72,600   Circuit City Stores, Inc. - Carmax Group*                   2,141,700
          25,700   Cost Plus Inc.*                                               756,865
          68,200   Gamestop Corp. - Class A*                                   1,299,210
          33,300   Michaels Stores, Inc.*                                      1,346,985
                                                                       ------------------
                                                                               5,544,760
                                                                       ------------------
Telecom Equipment: 2.2%
          97,470   Centillium Communication*                         $         1,132,601
         108,300   Microtune, Inc.*                                            1,207,545
          78,700   Research in Motion Ltd.*                                    1,392,990
          99,800   Tekelec Corp.*                                              1,055,884
                                                                       ------------------
                                                                               4,789,020
                                                                       ------------------
TOTAL COMMON STOCKS
   (cost $189,435,877)                                                       207,525,002
                                                                       ------------------

Principal
Amount                                                                       Value
-----------------------------------------------------------------------------------------
    MONEY MARKET INVESTMENTS: 5.0%

     $ 5,470,405   Temporary Investment Fund Inc. - Temp Cash        $         5,470,405
       5,470,405   Temporary Investment Fund Inc. - Temp Fund                  5,470,405
                                                                       ------------------
                                                                              10,940,810
                                                                       ------------------
TOTAL MONEY MARKET INVESTMENTS
   (cost $10,940,810)                                                         10,940,810
                                                                       ------------------
TOTAL INVESTMENTS IN SECURITIES
   (cost $200,376,687):  100.8%                                              218,465,812
                                                                       ------------------
OTHER ASSETS: 24.2%
Collateral for securities loaned, at fair value (Note 4)             $        51,484,262
Receivables:
       Securities sold                                                           929,165
       Shares of beneficial interests sold                                            10
       Dividends and Interest                                                     27,204
Prepaid Insurance                                                                  6,703
Other assets                                                                      16,332
                                                                       ------------------
       Total Other Assets                                                     52,463,676
                                                                       ------------------
TOTAL ASSETS                                                                 270,929,488
                                                                       ------------------
LIABILITIES: (25.0%)
Payables:
       Collateral for securities loaned (Note 4)                     $        51,484,262
       Securities purchased                                                    2,451,766
       Due to Advisor (Note 3)                                                   163,198
Deferred trustees' compensation (Note 3)                                          69,311
Accrued expenses                                                                  58,430
                                                                       ------------------
       Total Liabilities                                                      54,226,967
                                                                       ------------------
NET ASSETS:        100.0%                                            $       216,702,521
                                                                       ==================
 *  Non-income producing security.
ADR - American Depository Receipt.
(a) Board valued security.

    See accompanying Notes to Financial Statements.

                     PROVIDENT INVESTMENT COUNSEL PORTFOLIOS

                                                        Balanced          Growth          Mid Cap          Small Cap
                                                       Portfolio        Portfolio        Portfolio         Portfolio
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
      Dividends (Net of foreign taxes of $1,606,
      $0, $812, and $0, respectively)                      $ 20,710        $ 178,794         $ 15,061         $ 145,002
      Interest                                              176,889           27,311           16,698            99,639
      Income from securities loaned - net                         -           11,965            7,122            44,245
                                                     ---------------  ---------------  ---------------  ----------------
      Total Income                                          197,599          218,070           38,881           288,886
                                                     ---------------  ---------------  ---------------  ----------------

Expenses
      Investment advisory fees (Note 3)                      48,452          350,906          133,781           934,926
      Administration fees (Note 3)                            8,075           43,863           22,625           116,865
      Audit fees                                              9,107           10,909            6,943            11,405
      Insurance expense                                         411            2,281              595             3,520
      Accounting fees                                        31,877           39,920           32,400            55,044
      Legal fees                                              1,240            4,711            1,736             9,421
      Custodian fees                                         10,787           25,553           11,920            61,899
      Trustee fees (Note 3)                                   5,951           10,413            2,976            10,413
      Miscellaneous                                           1,090            2,132              744             4,959
                                                     ---------------  ---------------  ---------------  ----------------
         Total expenses                                     116,990          490,688          213,720         1,208,452
         Less:  fees waived (Note 3)                        (52,388)         (52,056)         (41,716)          (39,796)
                                                     ---------------  ---------------  ---------------  ----------------
         Net expenses                                        64,602          438,632          172,004         1,168,656
                                                     ---------------  ---------------  ---------------  ----------------
           Net investment income (loss)                     132,997         (220,562)        (133,123)          (879,770)
                                                     ---------------  ---------------  ---------------  ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized loss on investments                           (907,965)      (5,337,830)      (1,773,706)      (11,932,836)
Net unrealized appreciation on investments                  942,835        8,417,860        6,343,371        24,210,283
                                                     ---------------  ---------------  ---------------  ----------------
      Net realized and unrealized gain on investments        34,870        3,080,030        4,569,665        12,277,447
                                                     ---------------  ---------------  ---------------  ----------------
          Net increase in net assets
          resulting from operations                       $ 167,867      $ 2,859,468      $ 4,436,542      $ 11,397,677
                                                     ===============  ===============  ===============  ================

See accompanying Notes to Financial Statements.

              PROVIDENT INVESTMENT COUNSEL PORTFOLIOS

                                                        Balanced                              Growth
                                                        Portfolio                            Portfolio
                                            ----------------------------------   ----------------------------------
                                            Six Months Ended    Year Ended       Six Months Ended    Year Ended
                                            April 30, 2002+   October 31, 2001   April 30, 2002+   October 31, 2001
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)                      $ 132,997         $ 551,198         $ (220,562)       $ (464,703)
Net realized loss on investments                   (907,965)       (5,887,752)        (5,337,830)      (40,278,035)
Net unrealized appreciation (depreciation)
      on investments                                942,835        (4,444,127)         8,417,860       (41,913,464)
                                            ----------------  ----------------   ----------------  ----------------
     Net increase (decrease) in net assets
resulting from operations                           167,867        (9,780,681)         2,859,468       (82,656,202)
                                            ----------------  ----------------   ----------------  ----------------

TRANSACTIONS IN INTERESTS
Contributions by Holders                            709,294         3,263,954         11,718,017        28,581,152
Withdrawals by Holders                           (6,756,852)      (11,668,481)       (19,579,677)      (51,041,080)
                                            ----------------  ----------------   ----------------  ----------------
Net decrease in net assets
resulting from transactions in interests         (6,047,558)       (8,404,527)        (7,861,660)      (22,459,928)
                                            ----------------  ----------------   ----------------  ----------------

     Total decrease in net assets                (5,879,691)      (18,185,208)        (5,002,192)     (105,116,130)

NET ASSETS
Beginning of period                              18,918,575        37,103,783         85,825,668       190,941,798
                                            ----------------  ----------------   ----------------  ----------------
End of period                                  $ 13,038,884      $ 18,918,575       $ 80,823,476      $ 85,825,668
                                            ================  ================   ================  ================

*  Unaudited.



See accompanying Notes to Financial Statements.


                 PROVIDNET INVESTMENT COUNSEL PORTFOLIOS

                                                          Mid Cap                              Small Cap
                                                         Portfolio                             Portfolio
                                             -----------------------------------   ----------------------------------
                                             Six Months Ended     Year Ended       Six Months Ended    Year Ended
                                             April 30, 2002+   October 31, 2001    April 30, 2002+   October 31, 2001
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss                                $ (133,123)       $ (171,402)        $ (879,770)     $ (1,459,532)
Net realized loss on investments                   (1,773,706)      (10,681,393)       (11,932,836)      (45,061,849)
Net unrealized appreciation (depreciation)
     on investments                                 6,343,371       (10,207,608)        24,210,283       (71,069,076)
                                             ----------------- -----------------   ----------------  ----------------
     Net increase (decrease) in net assets
resulting from operations                           4,436,542       (21,060,403)        11,397,677      (117,590,457)
                                             ----------------- -----------------   ----------------  ----------------

TRANSACTIONS IN INTERESTS
Contributions by Holders                           15,531,598        25,706,216         92,356,340        97,924,148
Withdrawals by Holders                            (17,440,387)      (15,706,799)      (103,866,244)      (64,445,411)
                                             ----------------- -----------------   ----------------  ----------------
Net increase (decrease) in net assets
resulting from transactions in interests           (1,908,789)        9,999,417        (11,509,904)       33,478,737
                                             ----------------- -----------------   ----------------  ----------------

     Total increase (decrease) in net assets        2,527,753       (11,060,986)          (112,227)      (84,111,720)

NET ASSETS
Beginning of period                                35,826,318        46,887,304        216,814,748       300,926,468
                                             ----------------- -----------------   ----------------  ----------------
End of period                                    $ 38,354,071      $ 35,826,318      $ 216,702,521     $ 216,814,748
                                             ================= =================   ================  ================


   *  Unaudited.



   See accompanying Notes to Financial Statements.

                     PROVIDNET INVESTMENT COUNSEL PORTFOLIOS

                                                            Balanced Portfolio
                                ----------------------------------------------------------------------------
                                Six Month Ended                    Year Ended October 31,
                                                  ----------------------------------------------------------
                                April 30, 2002+      2001       2000        1999         1998        1997
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:*
   Operating expenses                0.80%+          0.80%      0.80%      0.80%         0.80%      0.80%
   Net investment income             1.65%+          2.23%      1.76%      1.45%         1.22%      1.35%

Portfolio turnover rate             91.89%^         157.34%    206.19%    174.19%       111.47%    104.50%


+ Unaudited.
+ Annualized.
^ Not Annualized.
* Net of fees waived of 0.65%, 0.35%, 0.27%, 0.28%, 0.18%, and 0.36% of average net assets, respectively.


See accompanying Notes to Financial Statements.

                     PROVIDENT INVESTMENT COUNSEL PORTFOLIOS

                                                                 Growth Portfolio
                                  -------------------------------------------------------------------------------
                                  Six Month Ended  Year Ended October 31,
                                                   --------------------------------------------------------------
                                  April 30, 2002+     2001        2000         1999         1998        1997
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:*
   Operating expenses                  1.00%+         1.00%       1.00%        1.00%        1.00%       1.00%
   Net investment income (loss)       (0.50%)+       (0.41%)     (0.53%)      (0.49%)      (0.32%)     (0.13%)

Portfolio turnover rate               32.56%^        105.02%     148.85%      80.34%       81.06%      67.54%


+ Unaudited.
+ Annualized.
^ Not Annualized.
* Net of fees waived of 0.12%, 0.02%, 0.00%, 0.00%, 0.02%, and 0.05% of average net assets, respectively.



See accompanying Notes to Financial Statements.

                                 PROVIDENT INVESTMENT COUNSEL PORTFOLIOS

                                                              Mid Cap Portfolio
                                --------------------------------------------------------------------------------
                                                                                                  Dec. 31, 1997**
                                Six Month Ended       Year Ended October 31,                         through
                                                 -------------------------------------------------
                                April 30, 2002+        2001            2000            1999       Oct. 31, 1998
              --------------------------------------------------------------------------------------------------
Ratios to average net assets:*
   Operating expenses               0.90%+            0.90%            0.90%           0.90%         0.90%+
   Net investment loss             (0.70%)+          (0.53%)          (0.53%)         (0.53%)       (0.29%)+

Portfolio turnover rate             64.07%^          148.64%          185.88%         144.64%       166.89%^

+  Unaudited
+  Annualized.
^  Not annualized.
** Commencement of operations.
* Net of fees waived of 0.22%, 0.29%, 0.32%, 1.58%, and 2.07% of average net assets, respectively.

See accompanying Notes to Financial Statements.

                     PROVIDENT INVESTMENT COUNSEL PORTFOLIOS

                                                             Small Cap Portfolio
                                ------------------------------------------------------------------------------
                                Six Months Ended   Year Ended October 31,
                                                  ------------------------------------------------------------
                                 April 30, 2002+      2001        2000        1999         1998       1997
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:*
   Operating expenses                1.00%+          1.00%        1.00%       1.00%       1.00%       1.00%
   Net investment loss              (0.75%)+        (0.59%)      (0.64%)     (0.79%)     (0.68%)     (0.49%)

Portfolio turnover rate              47.73%^         99.00%      143.39%     133.24%      81.75%     151.52%

+ Unaudited.
+ Annualized.
^ Not Annualized.
* Net of fees waived of 0.03%, 0.00%, 0.00%, 0.00%, 0.01%, and 0.01% of average net assets, respectively.


See accompanying Notes to Financial Statements.

                     PROVIDENT INVESTMENT COUNSEL PORTFOLIOS


1    - ORGANIZATION

PIC Balanced and Growth Portfolios were organized on December 11, 1991, PIC Mid Cap Portfolio was organized on December 31, 1997, and PIC Small Cap Portfolio was organized on March 22, 1993 as separate trusts under the laws of the State of New York (each a "Portfolio" and collectively the "Portfolios"). The beneficial interests in each Portfolio are divided into an unlimited number of non-transferable interests, par value $.01 each. The Portfolios are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

2    - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Valuation of Securities. Equity securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

     B. Federal Income Taxes. Each Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

     C. Security Transactions, Dividend Income and Distributions. Security transactions are recorded on the trade date basis. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest is recorded as accrued, and dividend income is recorded on the ex-dividend date. Bond discount and premium are amortized using the interest method.

     D. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. Securities Loans. Each Portfolio may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The loans are secured by cash or securities collateral at least equal, at all times, to the fair value of the securities loaned.

3    - TRANSACTIONS WITH AFFILIATES

Each Portfolio has entered into an investment advisory agreement with Provident Investment Counsel, Inc. ("PIC") and an administration agreement with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") pursuant to which agreements certain employees of these entities serve as officers and/or trustees of the Portfolios. PIC and U.S. Bancorp also provide management services necessary for the operations of the Portfolios and furnish office facilities.

PIC receives from Balanced Portfolio an investment advisory fee at the annual rate of 0.60% of its average daily net assets, 0.80% from the Growth Portfolio, 0.70% from the Mid Cap Portfolio, and 0.80% from the Small Cap Portfolio. In addition, PIC has voluntarily taken to limit the expenses of the Balanced Portfolio to 0.80% of its average net assets, 1.00% for the Growth Portfolio, 0.90% for the Mid Cap Portfolio, and 1.00% for the Small Cap Portfolio.

Fees waived by PIC for the six months ended April 30, 2002 were as follows:

                                                 Fees
                                                Waived
                                                -------
         Balanced Portfolio                     $52,388
         Growth Portfolio                        52,056
         Mid Cap Portfolio                       41,716
         Small Cap Portfolio                     39,796

At April 30, 2002, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of the Portfolios are as follows:

         Balanced Portfolio                    $332,064
         Growth Portfolio                        82,197
         Mid Cap Portfolio                      373,108
         Small Cap Portfolio                     43,674

At April 30, 2002, the Adviser may recapture a portion of the above amounts no later than the dates as stated below:

                                                 October 31,
                           ---------------------------------------------------
                           2002           2003           2004          2005
                           ----           ----           ----          ----
Balanced Portfolio        $90,404       $102,737       $86,535       $52,388
Growth Portfolio            7,147          1,869        21,125        52,056
Mid Cap Portfolio         132,580        104,920        93,892        41,716
Small Cap Portfolio         3,878             --            --        39,796

U.S. Bancorp receives for its services a fee at the annual rate of 0.10% of the average daily net assets of each Portfolio subject to an annual minimum of $45,000 (except for Balanced Portfolios, which has no minimum). Fees paid to U.S. Bancorp for the six months ended April 30, 2002 are stated in the respective Portfolios' Statement of Operations.

On December 19, 1995, each Portfolio approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Portfolios. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect a value, which would have been earned if the account had been invested in designated investments. The Portfolios recognize as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis.

For the six months ended April 30, 2002, the change in the value of the phantom share account included unrealized appreciation were as follows:

                                             Unrealized
                                            Appreciation
                                            -------------
         Balanced Portfolio                    $1,901
         Growth Portfolio                      4,212
         Mid Cap Portfolio                     1,127
         Small Cap Portfolio                   5,725


4    - INVESTMENT TRANSACTIONS

Each Portfolio entered into a Securities Lending Agreement with PFPC Trust Company ("PFPC"). PFPC shall invest the cash collateral pursuant to investment guidelines set forth by the Portfolios, and may include commingled funds advised or otherwise serviced by PFPC or its affiliates and repurchase agreements with PFPC or its affiliates. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. PFPC has agreed to indemnify the Portfolios in the case of default of any securities borrowed.

At April 30, 2002, each Portfolio loaned equity securities having a fair value and received cash collateral for the loan as follows:

                                          Fair Value of
                                          Securities Loaned          Collateral
                                          -----------------          ----------
         Growth Portfolio                   $23,092,613              $24,163,108
         Mid Cap Portfolio                   11,132,702               11,678,084
         Small Cap Portfolio                 48,646,152               51,484,262

The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, for the six months ended April 30, 2002 were as follows:

                                            Purchases                   Sales
                                            ---------                   -----
         Balanced Portfolio                  $8,600,721            $11,401,686
         Growth Portfolio                    34,758,892             29,498,678
         Mid Cap Portfolio                   31,027,753            22,864,577
         Small Cap Portfolio                105,582,923            122,568,452

The Balanced Portfolio purchased $5,716,965 and sold $8,006,132 of U.S. Government securities. There were no purchases or sales of U.S. Government securities by the Growth, Mid Cap, and Small Cap Portfolios.

The aggregate gross unrealized appreciation and depreciation of investment securities at April 30, 2002, based on their cost for federal income tax purposes, were as follows:

                                   Tax             Gross  Gross
                               Cost of          Unrealized        Unrealized
                              Investments       Appreciation     Depreciation
                              ------------     --------------   -------------

      Balanced Portfolio      $12,657,361         $973,020        ($657,344)
      Growth Portfolio         80,151,405         8,390,225      (7,581,557)
      Mid Cap Portfolio        33,548,102         6,550,552        (1,342,562)
      Small Cap Portfolio     200,376,687        40,880,466     (22,791,341)


                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS-- PIC INVESTMENT TRUST and PIC PORTFOLIOS
--------------------------------------------------------------------------------
Thomas J. Condon, Trustee
Jettie M. Edwards, Trustee
Richard N. Frank, Trustee
James Clayburn LaForce, Trustee
Wayne H. Smith, Trustee
Thomas M. Mitchell, President and Trustee
Aaron W.L. Eubanks, Sr., Vice President and Secretary
William T. Warnick, Vice President and Treasurer

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Provident Investment Counsel
300 N. Lake Avenue  Pasadena,  CA 91101
(626) 449-8500

DISTRIBUTOR
--------------------------------------------------------------------------------
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
--------------------------------------------------------------------------------
Paul, Hastings, Janofsky & Walker, LLP


WHY PROVIDENT?

ORGANIZATION
------------
      o   A depth of experience and commitment to excellence
      o   Team structure

GROWTH PHILOSOPHY
-----------------
      o   A time-proven approach
      o   Investment style consistency

PROCESS
--------
      o   Creative, disciplined, and consistent

CLIENT FOCUSED
--------------
      o   Proactive and individualized

PERFORMANCE
-----------
      o   A proven long-term record


This semi-annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after June 30, 2002, this semi-annual report must be accompanied by performance updates for the most recent calendar quarter.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change. Dealer Services: (800) 385-4053 Shareholder Services: (800) 618-7643 Website: www.provnet.com